united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Ste. 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Bailey , Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 866-447-4228

Date of fiscal year end: 3/31

Date of reporting period: 3/31/19

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Asset Rotation Fund

Class A: ROTAX   Class C: ROTCX   Class I: ROTIX

AlphaCentric Income Opportunities Fund

Class A: IOFAX   Class C: IOFCX   Class I: IOFIX

AlphaCentric Premium Opportunity Fund

(formerly AlphaCentric Hedged Market Opportunity Fund)

Class A: HMXAX   Class C: HMXCX   Class I: HMXIX

AlphaCentric Global Innovations Fund

Class A: GNXAX   Class C: GNXCX   Class I: GNXIX

AlphaCentric Small Cap Opportunities Fund

Class A: SMZAX   Class C: SMZCX   Class I: SMZIX

March 31, 2019

AlphaCentric Advisors LLC

36 North New York Avenue, Floor 3

Huntington NY, 11743

1-844-223-8637

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.alphacentricfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you.

March 31, 2019

Dear AlphaCentric Asset Rotation Fund Investor:

We are pleased to provide our Annual Letter to Shareholders. For the fiscal year ending March 31, 2019, AlphaCentric Asset Rotation Fund (the “Fund”) returned -5.92% (I Shares class). The S&P 500 Total Return Index performance during that same period was 9.50%.

The portfolio strategy utilized by the Fund is built upon the long-term capital appreciation objective of generating superior risk-adjusted returns. The portfolio systematically allocates and rotates between cash, US treasury bonds, US large-cap equities, US small/mid-cap equities, developed foreign equities, and emerging market equities using a rules-based approach that ranks the asset classes according to proprietary relative strength scores.

Asset classes are ranked, and the portfolio holdings are rebalanced monthly to hold a concentration within the asset classes from the above list that are highest in relative strength. The overall allocation can be all equities, all cash/treasury bonds, or a blend depending upon the results from the ranking methodologies used.

Our objective with the Fund is to help meet the real needs of investors by harvesting most gains from generally rising stock markets while placing an emphasis on preserving capital or even making positive returns during severe stock market declines. In order to achieve this objective and have the chance at providing superior risk-adjusted returns compared to the buy-and-hold approach over full market cycles requires doing something different. We believe that the Fund’s systematic, rules-based, asset rotation approach provides that “something different.”

As our investment approach is not based upon predictions or professional judgement, we do not offer an investment outlook for the future. However, at the time of the writing of this letter, the markets continue to be marked with a high level of indecision with the weight of evidence suggesting stock markets are in the late stages of the economic cycle and possibly a global recession ahead. We will continue to follow our disciplined process and remain confident that the unemotional, rules-based, asset rotation approach used by the Fund will help provide a good solution to the shareholders of the Fund as we move into the future. Thank you for your continued support and confidence in our investment approach.

Sincerely,

Gordon L. Nelson, CPA, CFP®

Tyler Vanderbeek, CMT, CFP®

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2019 YTD period ended 03/31/19, fiscal year ended 03/31/19 and for the period since inception through 03/31/19, as compared to the Benchmark Index, were as follows:

	2019 YTD Ended	Fiscal Year Ended	Since Inception
	03/31/2019	03/31/2019	(7/31/2014)
Class A	-1.47%	-6.26%	-0.48%
Class A with Sales Charge	-7.13%	-11.62%	-1.73%
Class C	-1.68%	-7.00%	-1.14%
Class I	-1.36%	-5.92%	-0.23%
S&P 500 TR Index (1)	13.65%	9.50%	10.85%
Morningstar Tactical Allocation Category (2)	7.14%	0.27%	2.19%

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Morningstar Tactical Allocation Category is used for funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4660-NLD-5/7/2019

March 31, 2019

Dear AlphaCentric Income Opportunities Fund Investor:

Thank you for another year of support for the Fund! The Fund has been able to continue benefitting in general from the themes of seasoning and relationship to housing which we have discussed in the past. We continue to survey the broader structured products/asset-backed markets and feel that residential housing exposure in various forms currently presents attractive investment opportunities.

Performance for the Class I share for the period (3/31/2018 – 3/31/2019) was 5.65% (Class I), versus 4.48% for the Barclays US Aggregate Bond Index.

2019 thus far has reinforced the Fed’s mentality to stay put; a stance celebrated by equity and credit markets, which have rallied as a result. Housing and mortgage rates have effectively followed suit, with a recent low in mortgage rates providing a shot in the arm to home price appreciation (HPA) measures. HPA overall has settled into modest levels, which we feel are more sustainable and a positive for the economy and our portfolio as well.

As mentioned, we continue to look across available themes, products and opportunities in structured products as we manage the Fund. Thank you for your continued confidence in us. Best wishes for 2019!

Sincerely,

Garrison Point Fund Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2019 YTD period ended 03/31/19, fiscal year ended 03/31/19 and for the period since inception through 03/31/19, as compared to the Benchmark Index, were as follows:

	2019 YTD Ended	Fiscal Year Ended	Since Inception
	3/31/2019	03/31/2019	(5/28/2015)
Class I	2.34%	5.65%	10.76%
Class A	2.20%	5.31%	10.47%
Class A with Sales Charge	-2.68%	0.31%	9.07%
Class C	2.03%	4.59%	9.67%
Barclays US Agg. Bond TR Index (1)	2.94%	4.48%	2.30%

(1)	Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com

4657-NLD-5/7/2019

March 31, 2019

Dear AlphaCentric Premium Opportunity Fund Investor:

We are pleased to provide our Annual Letter to Shareholders. Thank you for your support and for being an investor in AlphaCentric Premium Opportunity Fund (the “Fund”).

Investment Strategy

The portfolio strategy utilized by the Fund seeks to achieve capital appreciation with lower overall volatility than the equity market. The strategy attempts to achieve its objective of long-term capital appreciation by investing in a systematically managed portfolio of long and short call and put options on the Standard & Poor’s 500 Index (the “Index”) and/or other securities that represent the return of the Index (such as exchange traded funds like the SPDR Trust Series I units (“SPDRs”)) or measures of market volatility (such as volatility exchange traded funds, which reflect the market’s expected fluctuation (volatility)).

Fund Performance

The fiscal year started April 1, 2018 with the S&P 500 and HMXIX at 2641 and 16.41, respectively, and ended March 31, 2019 with each at 2834 and 18.93, respectively, with the result that the S&P 500 gained 9.5%, while HMXIX gained 15.4% during that period

Following a difficult period for our strategy in 2018, and our first annual loss, we have refined our hedging strategies, and discontinued using certain structures that have not worked as effectively as intended. The effectiveness of those adjustments was realized not only in returns that significantly outpaced those of the S&P 500 for the fiscal year, but especially in the fourth quarter of 2018 when the S&P 500 was down 13.52% and our Fund was up 1.91%.

The low volatility environment of 2017, we believe, was an aberration. Investors became accustomed to a benign (Goldilocks) market environment. Equity Investors, with the luxury of inexpensive options for portfolio protection and no need to hedge outsized market gains, became underhedged and overexposed to the financial markets.

We believe that the first quarter of 2018 will prove to be the inflection point that marked the end of one of the least volatile periods in stock market history with unimaginably low risk premiums.

The decrease in participants providing portfolio protection, and the tightening of risk controls among those remaining has moderated the supply side of the market for hedging instruments. At the same time, with elevated market volatility, rising interest rates, and increased political instability, the demand side of the market has increased. We believe that these factors will likely contribute to higher volatility and provide attractive opportunities for our strategy, on which we will attempt to capitalize.

Thank you for your continued support and confidence in our investment approach.

Sincerely,

Russell Kellites

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2019 YTD period ended 03/31/19, fiscal year ended 03/31/19 and for the period since inception through 03/31/19, as compared to the Benchmark Index, were as follows:

	2019 YTD Ended	Fiscal Year Ended	Since
	03/31/2019	03/31/2019	Inception*
Class A	7.22%	15.14%	2.69%
Class A with Sales Charge	1.08%	8.53%	0.29%
Class C	6.98%	14.23%	1.97%
S&P 500 TR Index (1)	13.65%	9.50%	13.58%
IQ Hedge L/S Beta Index (2)	6.93%	0.37%	5.45%
Class I	7.25%	15.36%	9.23%
S&P 500 TR Index (1)	13.65%	9.50%	14.15%
IQ Hedge L/S Beta Index (2)	6.93%	0.37%	5.20%

*	Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before September 30, 2016 is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. You cannot invest directly in an index. Unmanaged index returns do not reflect fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividend are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4654-NLD-5/7/2019

March 31, 2019

Dear AlphaCentric Global Innovations Fund Investor:

March 31, 2019 marked the end of the fiscal period of the AlphaCentric Global Innovations Fund (the “Fund”). Thank you for your support and for being an investor. From the Fund’s inception on May 31, 2017 through March 31, 2019, the Fund returned 11.06% (Class I). The S&P 500 TR Index’s performance during that same period was 11.38%. The Fund’s performance was primarily attributable to holdings in both the medical and industrial robotic and automation sectors.

Surgical robotics, including healthcare automation, was once again the top performing group in the Fund over the period contributing approximately 10.61% to the Fund’s overall performance. The top 3 medical robotics and automation holdings during the period were Transenterix (TRXC) up 235.21%, Omnicell (OMCL) up 86.27% and Intuitive Surgical (ISRG) up 83.00%. Two specific factors have driven this group’s performance: first, surgical robotics technology is advanced and now allows for surgeries to be performed with a higher level of accuracy than ever before and is providing the medical profession with the capability to perform surgeries in remote locations that do not necessarily have specialized surgeons readily available. The FDA has approved more surgical robotics equipment over the past two years than ever before showing increased confidence in the technology. There are currently over a dozen surgical robotics companies receiving global adoption with devices covering a multitude of different surgical procedures. Second, laboratory and pharmaceutical automation systems have become faster and more accurate than manual execution and are increasing output while reducing costs. An increase in testing and diagnostic abilities allows healthcare professionals to identify diseases and test potential cures at a faster rate. Pharmaceutical automation systems are preventing potential medical errors while increasing efficiency and improving supply chain management; the recent adoption of this technology has the potential of alleviating drug pricing issues, as well as reducing healthcare costs. We expect the growth in the Fund’s medical robotics and automation holdings to continue through 2019, and currently expect that sector to remain one of the top performing groups in the Fund.

The industrial robotics and automation holdings in the Fund contributed approximately 3.27% to overall performance. The top 3 industrial robotics and automation holdings during this period were Daifuku (6383 JP) up 78.96%, ATS Automation Tooling Systems (ATA CN) up 43.64% and Kardex AG (KARN SW) up 38.43%. According to a recent report from Tractica, the revenue generated by robotics hardware and services will grow from $39.3 billion in 2017 to $499 billion by 2025. This represents a significant growth curve for the forecast period with a compound annual growth rate (CAGR) of 37.4%. Prior to 2019, this growth was mainly attributed to global adoption and demand for industrial robotics and automation systems by the largest manufacturing companies in the United States and Europe. In 2018, makers of robots and automation equipment made significant expenditures to increase capacity as China emerged as the new leader in adoption and demand for these products and systems. China has recently introduced a policy called “Made in China 2025” whereby China plans to automate all its manufacturing by 2025. China is one of the world’s largest manufacturers, so the impact of this policy on the robotics and automation market adds fuel to what we believe to be one of the fastest growing areas of global investment.

In Q4 of 2018 industrial robotics significantly underperformed the market due to the fears of a looming trade war between the U.S. and China. The tariff negotiations are currently nearing an end and we believe that a trade deal with China would bring significant outperformance in the industrial robotics market. In addition to a trade deal with China, Federal Reserve’s decision to halt interest rate increases will have a positive impact on the long-term growth and performance of robotics and automation companies.

Thank you once again for your support and participation in the Fund, and best wishes for a prosperous 2019!

Sincerely,

Brian Gahsman, Portfolio Manager

Rob Branton, Managing Director

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2019 YTD period ended 03/31/19, fiscal year ended 03/31/19 and for the period since inception through 03/31/19, as compared to the Benchmark Index, were as follows:

	2019 YTD Ended	Fiscal Year Ended	Since Inception
	3/31/2019	03/31/2019	(5/31/2017)
Class I	21.52%	-5.11%	11.06%
Class A	21.53%	-5.29%	10.76%
Class A with Sales Charge	14.49%	-10.72%	7.24%
Class C	21.35%	-5.97%	9.99%
S&P 500 TR (1)	13.65%	9.50%	11.38%

(1)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4653-NLD-5/7/2019

March 31, 2019

Dear AlphaCentric Small Cap Opportunities Investor:

March 31, 2019 marked the end of the inaugural fiscal period of the AlphaCentric Small Cap Opportunities Fund (the “Fund”). From the Fund’s inception on May 31, 2018 through March 31, 2019, the Fund returned -6.60% (I Shares class). The Russell 2000 Index’s performance during that same period was -4.61% and the Russell 2000 Growth Index’s performance during that same period was -2.39%.

The strategy employs proprietary bottom-up research to identify companies with potential for capital appreciation. The Fund seeks to invest in companies that are priced at reasonable valuations in order to attempt to mitigate valuation risk. It generally considers valuations for a company to be reasonable when valuation multiples are near or below historical averages.

Factors that materially affected the Fund’s performance from May 31, 2018 through March 31, 2019, included a positive performance impact from underweight exposure to the Energy sector as well as favorable stock selection within the Industrials and Health Care sectors. The Fund’s exposure to the Financials sector had an unfavorable impact on performance.

With respect to the Energy sector, the Fund’s underweight positioning was driven by a view that oil supply will continue to be extremely robust as a result of strong shale production in the U.S., which we believe is likely to limit the upside potential of crude oil prices. This in turn limits the potential for the earnings expectations of energy companies to be revised higher. In the Industrials sector, ABM Industries (ABM) and Advanced Disposal Services (ADSW) were strong performers. Within the Health Care sector, Syneos Health (SYNH) performed strongly, as the company’s strong fundamentals and attractive valuation provided an excellent upside opportunity.

While the Financials sector was a source of underperformance, the Fund’s holdings in the sector, comprised primarily of the stocks of U.S. regional banks, offer exposure to solid earnings prospects at extremely attractive valuations. Though bank stocks have been sensitive to compression in the yield curve, earnings have continued to grow, and we believe this group continues to offer an excellent risk/reward opportunity.

During part of the first quarter of 2019, the Fund maintained a temporary defensive position as a result of adverse market and political conditions. As conditions improved during the quarter, the Fund exited its temporary defensive positioning.

Thank you for your support and we look forward to a rewarding 2019.

Mike Ashton

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s total returns for the 2019 YTD period ended 03/31/19, six months ended 03/31/19 and for the period since inception through 03/31/19, as compared to the Benchmark Index, were as follows:

	2019 YTD Ended	6-Month	Since Inception
	3/31/2019	10/1/2018-3/31/2019	(5/31/2018)
Class I	18.53%	-3.31%	-6.60%
Class A	18.42%	-3.52%	-6.80%
Class A with Sales Charge	11.62%	-9.07%	-12.16%
Class C	18.24%	-3.84%	-7.30%
Russell 2000 Index (1)	14.58%	-8.56%	-4.61%
Russell 2000 Growth Index (2)	17.14%	-8.22%	-2.39%

(1)	Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

(2)	Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

4659-NLD-5/7/2019

AlphaCentric Asset Rotation Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmarks:

			Annualized Since
		Annualized	Inception **** -
	One Year	Three Year	March 31, 2019
Class A (ROTAX) without load	(6.26)%	1.67%	(0.48)%
Class A (ROTAX) with 5.75% load	(11.62)%	(0.33)%	(1.73)%
Class C (ROTCX)	(7.00)%	0.90%	(1.14)%
Class I (ROTIX)	(5.92)%	1.93%	(0.23)%
S&P 500 Total Return Index **	9.50%	13.51%	10.85%
MSCI The World Index Growth Gross (USD)***	6.81%	12.79%	9.29%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the traded net asset value (“NAV”) on March 31, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2019, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.49% , 2.24% and 1.24% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2018, supplemented January 31, 2019, prospecutus were 2.68%, 3.43% and 2.43% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2018, supplemented January 31, 2019, prospectus were 1.72%, 2.47% and 1.47% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI The World Growth Index Growth Gross (USD) captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries.

****	The AlphaCentric Asset Rotation Fund commenced operations on July 31, 2014.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Exchange Traded Funds	97.7%
Other / Cash & Cash Equivalents	2.3%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Income Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmark:

			Annualized Since
		Annualized	Inception *** -
	One Year	Three Years	March 31, 2019
Class A (IOFAX) without load	5.31%	9.77%	10.47%
Class A (IOFAX) with 4.75% load	0.31%	8.02%	9.07%
Class C (IOFCX)	4.59%	8.96%	9.67%
Class I (IOFIX)	5.65%	10.08%	10.76%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index **	4.48%	2.03%	2.30%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75%. Total returns are calculated using the traded net asset value (“NAV”) on March 31, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2019, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2018, supplemented January 31, 2019, prospectus were 1.97%, 2.72% and 1.72% for the Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2018, supplemented January 31, 2019, prospectus were 1.77%, 2.52% and 1.52% for the Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg he Barclays U.S. Aggregate Bond Total Return Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion.

***	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Top Holdings by Major Index Classification	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	92.1%
Real Estate Investment Trusts	1.2%
Asset Backed Securities	0.3%
Private Placement	0.1%
Other / Cash & Cash Equivalents	6.3%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Premium Opportunity Fund
(Formerly AlphaCentric Hedged Market Opportunity Fund)
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmarks:

				Annualized Since	Annualized Since
		Annualized	Annualized	Inception + -	Inception ++ -
	One Year	Three Years	Five Years	March 31, 2019	March 31, 2019
Class A (HMXAX) without load	15.14%	—	—	2.69%	—
Class A (HMXAX) with 5.75% load	8.53%	—	—	0.29%	—
Class C (HMXCX)	14.23%	—	—	1.97%	—
Class I (HMXIX) +++	15.36%	3.50%	4.46%	—	9.23%
S&P 500 Total Return Index **	9.50%	13.51%	10.91%	13.58%	14.15%
IQ Hedge Long/Short Beta Index ***	0.37%	5.55%	4.03%	5.45%	5.20%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the traded net asset value (“NAV”) on March 31, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2019, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2018, supplemented January 31, 2019, prospectus were 3.08%, 3.81% and 2.91% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2018, supplemented January 31, 2019, prospectus were 2.61%, 3.35%, and 2.47% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	IQ Hedge Long/Short Beta Index was launched in March 2007 as the market’s first family of hedge fund replication indexes. This suite of indexes serves as the basis for IndexIQ’s other hedge fund replication indexes, which themselves underlie IndexIQ’s hedge fund replication ETFs and mutual fund.

+	The AlphaCentric Premium Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Premium Opportunity Fund Class I, formerly a private Fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
U.S. Government Treasury Obligations	85.7%
Purchased Options	4.8%
Short-term Investments	3.9%
Exchange Traded Fund	1.6%
Written Options	(4.3)%
Securities Sold Short	(1.8)%
Other / Cash & Cash Equivalents	10.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Global Innovations Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmarks:

		Since Inception + -
	One Year	March 31, 2019
Class A (GNXAX) without load	(5.29)%	10.76%
Class A (GNXAX) with 5.75% load	(10.72)%	7.24%
Class C (GNXCX)	(5.97)%	9.99%
Class I (GNXIX)	(5.11)%	11.06%
S&P 500 Total Return Index **	9.50%	11.38%
MSCI AC World Index (TR Gross) ***	3.16%	7.71%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the traded net asset value (“NAV”) on March 31, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2019, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the August 1, 2018 supplemented January 31, 2019, prospectus for the Fund’s inital fiscal period are 2.33%, 3.28% and 2.79% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2018, supplemented January 31, 2019, prospectus for the Fund’s inital fiscal period are 1.68%, 2.43% and 1.43% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

+	The AlphaCentric Global Innovations Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	92.6%
Other / Cash & Cash Equivalents	7.4%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Small Cap Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmarks:

Since Inception + -
March 31, 2019
Class A (SMZAX) without load	(6.80)%
Class A (SMZAX) with 5.75% load	(12.16)%
Class C (SMZCX)	(7.30)%
Class I (SMZIX)	(6.60)%
Russell 2000 Growth Total Return Index **	(2.39)%
Russell 2000 Total Return Index ***	(4.61)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75%. Total returns are calculated using the traded net asset value (“NAV”) on March 31, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2019, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the advisor from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the May 30, 2018 prospectus for the Fund’s inital fiscal period are 1.82%, 2.57% and 1.57% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the May 30, 2018 prospectus for the Fund’s inital fiscal period are 1.66%, 2.41% and 1.41% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Russell 2000 Growth Total Return Index is the US small cap index of choice for measuring the US small cap market segment and serving as the basis for the creation of small cap investment products with emphasis on growth.

***	The Russell 2000 Total Return Index is the US small cap index of choice for measuring the US small cap market segment and serving as the basis for the creation of small cap investment products.

+	The AlphaCentric Small Cap Opportunities Fund Class A, Class C and Class I commenced operations on May 31, 2018.

Comparison of the Change in value of a $10,000 investment

Top 10 Holdings by Industry	% of Net Assets
Common Stocks	94.0%
Short-term Investments	6.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

AlphaCentric Asset Rotation Fund (ROTAX, ROTCX, ROTIX)
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 97.7%
	ASIAN PACIFIC REGION EX JAPAN - 10.1%
19,077	iShares MSCI Pacific ex Japan ETF	$875,634

	BROAD MARKET - 42.8%
32,045	Vanguard Extended Market ETF	3,699,916

	EMERGING MARKETS - 14.7%
29,662	iShares MSCI Emerging Markets ETF	1,273,093

	LARGE-CAP- 14.7%
12,137	Invesco S&P 500 Equal Weight ETF	1,267,588

	PERU - 15.4%
33,713	iShares MSCI Peru ETF	1,324,584

	TOTAL EXCHANGE TRADED FUNDS (Cost $8,445,980)	8,440,815

	TOTAL INVESTMENTS - 97.7% (Cost $8,445,980)	$8,440,815
	OTHER ASSETS LESS LIABILITIES - 2.3%	199,535
	NET ASSETS - 100%	$8,640,350

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 0.3%
4,864,882	Amur Finance VI LLC, 144A ** ^	8.000	12/20/2024	$4,184,796
4,622,570	AXIS Equipment Finance Receivables IV LLC, 144A	8.830	3/20/2024	4,621,876
	TOTAL ASSET BACKED SECURITIES (Cost $9,476,422)			8,806,672

	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1%
18,658,952	Aames Mortgage Investment Trust 2006-1, 1M Libor + 0.48%	2.966	4/25/2036	16,580,399
897,717	ABFC 2004-OPT4 Trust, 1M Libor + 2.70%	5.186	7/25/2033	897,913
2,829,152	ABFC 2005-HE1 Trust, 1M Libor + 1.05%	3.536	3/25/2035	1,698,910
4,093,403	ABFC 2005-WMC1 Trust, 1M Libor + 0.89%	3.371	6/25/2035	2,906,600
4,997,590	ABFC 2007-NC1 Trust, 1M Libor + 1.00%, 144A	3.486	5/25/2037	2,509,739
3,984,429	ABFS Mortgage Loan Trust 2002-2, (B)	6.785	7/15/2033	3,091,908
4,952,614	ABFS Mortgage Loan Trust 2002-3, (B)	5.902	9/15/2033	3,692,453
610,526	ACE Securities Corp Home Equity Loan Trust Series 2004-FM2, 1M Libor + 2.03%	4.511	6/25/2034	542,872
5,028,613	ACE Securities Corp Home Equity Loan Trust Series 2004-HE4, 1M Libor + 1.95%	4.436	12/25/2034	2,615,204
1,922,308	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.32%	3.806	1/25/2035	1,633,183
678,000	ACE Securities Corp Home Equity Loan Trust Series 2004-SD1, 1M Libor + 4.13%	6.611	11/25/2033	604,229
17,876,078	ACE Securities Corp Home Equity Loan Trust Series 2005-HE7, 1M Libor + 0.69%	3.176	11/25/2035	14,609,257
2,417,000	ACE Securities Corp Home Equity Loan Trust Series 2005-SD2, 1M Libor + 3.00%	5.486	8/25/2040	1,481,996
3,621,646	ACE Securities Corp Home Equity Loan Trust Series 2006-ASAP4, 1M Libor + 0.29%	2.776	8/25/2036	1,837,455
24,044,404	ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 1M Libor + 0.28%	2.766	4/25/2036	16,264,347
6,609,722	Adjustable Rate Mortgage Trust 2005-2	3.836	6/25/2035	4,360,667
478,347	Adjustable Rate Mortgage Trust 2005-3, (A)	4.329	7/25/2035	420,496
3,433,143	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-2, 1M Libor + 3.00%	5.486	6/25/2034	2,802,886
833,937	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 1M Libor + 5.25%	7.736	10/25/2034	738,850
20,290,000	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2005-4, 1M Libor + 0.50%	2.986	10/25/2035	14,616,997
7,079,821	AFC Trust Series 1999-4, 1M Libor + 0.88%, 144A	3.366	12/26/2029	5,684,203
1,161,152	Alternative Loan Trust 2004-J9, 1M Libor + 2.78%	5.261	10/25/2034	711,394
7,964,786	Alternative Loan Trust 2005-61, 1M Libor + 0.38%	2.866	12/25/2035	7,370,872
1,389,901	Alternative Loan Trust 2006-OA22, 1M Libor + 0.24%	2.726	2/25/2047	642,211
15,877,110	American Home Mortgage Assets Trust 2006-1, 1M Libor + 0.38%	2.866	3/25/2046	10,841,245
5,320,842	Ameriquest Mortgage Securities Inc Asset-Backed	3.985	3/25/2035	1,990,256
2,672,532	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-1, (B)	5.406	2/25/2033	2,278,407
1,963,156	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-1, 1M Libor + 5.55%	5.792	2/25/2033	1,661,314
1,183,411	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-1A1, 1M Libor + 2.25%	4.736	9/25/2034	898,504
3,607,916	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 4.50%	6.986	5/25/2034	1,696,969
2,199,965	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.70%	5.186	5/25/2034	1,868,613
2,722,790	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.92%	4.406	9/25/2034	1,473,319
2,409,578	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R8, 1M Libor + 1.80%	4.286	9/25/2034	2,060,737
2,907,002	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R9, 1M Libor + 2.10%	4.586	10/25/2034	1,611,406
2,351,672	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	4.586	11/25/2034	2,192,493
4,058,323	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.83%	4.316	7/25/2035	956,040
6,000,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R5, 1M Libor + 1.05%	3.536	7/25/2035	4,619,481
11,911,570	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R6, 1M Libor + 1.15%	3.636	8/25/2035	4,247,700
10,187,211	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R7, 1M Libor + 0.73%	3.216	9/25/2035	2,065,935
4,320,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R7, 1M Libor + 0.65%	3.136	9/25/2035	3,893,345
7,240,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R8, 1M Libor + 1.04%	3.521	10/25/2035	6,062,974
1,264,700	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 1.45%	3.936	1/25/2036	99,939
26,084,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R10, 1M Libor + 0.69%	3.176	1/25/2036	19,563,104
14,370,000	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2005-R11, 1M Libor + 0.68%	3.166	1/25/2036	12,590,225
1,658,304	Ameriquest Mortgage Securities Inc Series 2003-6, 1M Libor + 6.00%	5.682	5/25/2033	889,641
8,508,544	Ameriquest Mortgage Securities Trust 2006-R1, 1M Libor + 0.56%	3.046	3/25/2036	3,401,236
117,838	Amresco Residential Securities Corp Mortgage Loan Trust 1998-2, 1M Libor + 0.50%	2.981	6/25/2028	115,837
261,182	Amresco Residential Securities Corp Mortgage Loan Trust 1999-1, 1M Libor + 1.85%	4.336	11/25/2029	249,255
535,082	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2004-W1, 1M Libor + 5.25%	4.699	3/25/2034	434,887
1,190,837	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2004-W1, 1M Libor + 4.88%, 144A	4.699	3/25/2034	617,017
24,000,000	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2005-W3, 1M Libor + 0.46%	2.946	11/25/2035	20,212,781
21,836,675	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2005-W5, 1M Libor + 0.46%	2.946	1/25/2036	15,850,459
36,588,438	Argent Securities, Inc. Adj%	4.660	10/25/2035	23,659,189
3,020,272	Argent Securities Trust 2006-W1, 1M Libor + 0.41%	2.896	3/25/2036	884,360
28,075,058	Asset Backed Securities Corp Home Equity Loan Trust Series MO 2006-HE6, 1M Libor + 0.23%	2.716	11/25/2036	23,669,197
17,765,000	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE8, 1M Libor + 0.64%	3.126	11/25/2035	15,425,360
22,770,000	Asset Backed Securities Corp Home Equity Loan Trust Series OOMC 2006-HE5, 1M Libor + 0.28%	2.766	7/25/2036	18,120,359
3,964,910	Asset Backed Securities Corp Home Equity Loan Trust Series WMC 2005-HE5, 1M Libor + 1.05%	3.536	6/25/2035	458,468
3,778,100	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.89%	4.376	1/25/2035	2,854,856
5,050,804	Asset-Backed Pass-Through Certificates Series 2005-R2, 1M Libor + 1.17%	3.656	4/25/2035	4,124,500

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
7,500,000	Asset-Backed Pass-Through Certificates Series 2005-R4, 1M Libor + 1.80%	4.286	7/25/2035	$5,855,067
1,810,997	Banc of America Funding 2004-B Trust, (A)	4.350	12/20/2034	1,561,141
3,653,296	Banc of America Mortgage 2004-K Trust, (A)	4.481	12/25/2034	2,327,044
5,369,000	Bayview Financial Mortgage Pass-Through Trust 2006-A, 1M Libor + 1.65%	4.146	2/28/2041	5,366,169
2,593,994	Bear Stearns ALT-A Trust 2004-1, (A)	4.202	2/25/2034	1,714,983
33,874	Bear Stearns ARM Trust 2003-8, (A)	5.021	1/25/2034	32,296
752,416	Bear Stearns ARM Trust 2004-7, (A)	4.750	10/25/2034	729,528
4,262,499	Bear Stearns Asset Backed Securities I Trust 2004-HE11, 1M Libor + 2.55%	5.036	12/25/2034	2,205,979
4,048,000	Bear Stearns Asset Backed Securities I Trust 2005-CL1, 1M Libor + 0.63%	3.116	9/25/2034	2,722,965
2,727,567	Bear Stearns Asset Backed Securities I Trust 2005-HE1, 1M Libor + 2.33%	4.811	1/25/2035	2,582,920
19,463,529	Bear Stearns Asset Backed Securities I Trust 2006-HE9, 1M Libor + 0.29%	2.776	11/25/2036	17,185,928
18,016,000	Carrington Mortgage Loan Trust Series 2005-FRE1, 1M Libor + 0.51%	2.996	12/25/2035	12,828,215
3,500,000	Carrington Mortgage Loan Trust Series 2005-NC5, 1M Libor + 0.52%	3.006	10/25/2035	2,096,572
35,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.30%	2.786	7/25/2036	16,069,993
24,526,000	Carrington Mortgage Loan Trust Series 2006-NC1, 1M Libor + 0.42%	2.906	1/25/2036	19,019,810
8,901,759	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.30%	2.786	10/25/2036	1,187,627
6,395,000	Carrington Mortgage Loan Trust Series 2006-OPT1, 1M Libor + 0.37%	2.856	2/25/2036	4,950,708
8,793,363	Carrington Mortgage Loan Trust Series 2006-RFC1, 1M Libor + 0.29%	2.776	5/25/2036	4,919,708
9,432,783	Carrington Mortgage Loan Trust Series 2007-RFC1, 1M Libor + 0.26%	2.746	12/25/2036	687,757
1,214,130	Centex Home Equity Loan Trust 2002-C, 1M Libor + 1.15%	3.636	9/25/2032	908,541
893,570	Centex Home Equity Loan Trust 2004-B, 1M Libor + 2.33%	4.811	3/25/2034	66,294
2,489,867	Centex Home Equity Loan Trust 2004-C, 1M Libor + 2.10%	4.586	6/25/2034	497,416
614,352	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.03%	3.516	9/25/2034	601,561
9,622,646	Centex Home Equity Loan Trust 2005-D, 1M Libor + 1.20%	3.686	10/25/2035	8,436,343
17,000,000	Centex Home Equity Loan Trust 2006-A, 1M Libor + 0.37%	2.856	6/25/2036	12,623,583
3,300,000	ChaseFlex Trust Series 2007-2, 1M Libor + 0.44%	2.926	5/25/2037	2,425,963
105,863,017	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	4.240	10/25/2037	35,340,632
18,718,038	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	4.240	10/25/2037	5,236,841
8,000,000	CIT Mortgage Loan Trust 2007-1, 1M Libor + 1.75%, 144A	4.240	10/25/2037	6,824,694
4,884,609	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.29%	2.776	9/25/2036	1,264,946
3,000,000	Citigroup Mortgage Loan Trust 2006-HE2, 1M Libor + 0.38%	2.866	8/25/2036	2,310,108
7,220,353	Citigroup Mortgage Loan Trust 2006-NC1, 1M Libor + 0.29%	2.776	8/25/2036	5,051,465
5,037,820	Citigroup Mortgage Loan Trust 2006-WMC1, 1M Libor + 0.62%	3.101	12/25/2035	2,956,625
248,508	Citigroup Mortgage Loan Trust 2007-10, (A)	4.529	9/25/2037	225,716
3,030,076	Citigroup Mortgage Loan Trust 2007-AHL1, 1M Libor + 0.27%	2.756	12/25/2036	1,522,458
5,950,738	Citigroup Mortgage Loan Trust 2007-AMC4, 1M Libor + 0.30%	2.786	5/25/2037	3,999,192
9,514,314	Citigroup Mortgage Loan Trust 2007-WFHE2, 1M Libor + 0.65%	3.136	3/25/2037	6,645,220
2,301,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 4.50%	6.986	12/25/2033	2,266,124
2,000,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 1.12%	3.606	7/25/2035	1,934,698
6,302,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 0.28%	2.766	6/25/2037	4,794,483
1,437,000	Citigroup Mortgage Loan Trust, Inc., 1M Libor + 2.50%	4.986	7/25/2037	1,069,585
3,650,000	Connecticut Avenue Securities Trust 2018-R07, 1M Libor + 4.35%, 144A	6.836	4/25/2031	3,753,588
4,068,797	Conseco Finance Corp., (A)	7.240	11/15/2028	3,385,872
5,186,524	Conseco Finance Corp., (A)	6.980	9/1/2030	4,505,614
221,166	Countrywide Asset-Backed Certificates, 1M Libor + 5.63%, 144A	8.111	10/25/2032	208,750
672,571	Countrywide Asset-Backed Certificates, 1M Libor + 4.50%, 144A	6.986	11/25/2033	743,096
4,021,035	Countrywide Asset-Backed Certificates, 1M Libor + 1.15%	3.636	12/25/2035	1,636,083
6,134,530	Countrywide Asset-Backed Certificates, 1M Libor + 1.00%	3.486	1/25/2036	983,909
3,200,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.73%	3.216	4/25/2036	1,494,498
17,000,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.49%	2.976	4/25/2036	11,087,060
4,137,660	Countrywide Asset-Backed Certificates, 1M Libor + 0.39%	2.876	7/25/2036	1,790,774
3,851,347	Countrywide Asset-Backed Certificates, 1M Libor + 0.34%	2.826	6/25/2037	1,312,876
15,591,357	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	2.736	6/25/2037	6,689,964
30,995,167	Countrywide Asset-Backed Certificates, 1M Libor + 0.27%	2.756	11/25/2037	13,305,653
14,000,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.44%	2.921	1/25/2045	11,972,467
14,763,628	Countrywide Asset-Backed Certificates, 1M Libor + 0.23%	2.716	5/25/2047	2,325,981
26,400,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.30%	2.786	6/25/2047	20,238,702
6,800,000	Countrywide Asset-Backed Certificates, 1M Libor + 0.30%	2.786	6/25/2047	5,182,525
13,464,491	Countrywide Asset-Backed Certificates, 1M Libor + 0.26%	2.746	6/25/2047	7,814,377
29,349,404	Countrywide Asset-Backed Certificates, 1M Libor + 0.25%	2.736	6/25/2047	13,565,768
9,916,000	Countrywide Asset-Backed Certificates, 1M Libor + 1.50%	3.986	10/25/2047	5,903,971
1,238,572	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 3.85%	6.336	4/25/2034	467,536
1,831,317	Credit-Based Asset Servicing & Securitization LLC, 144A	6.986	3/25/2033	708,093
676,403	Credit-Based Asset Servicing & Securitization LLC,1M Libor + 2.85%, 144A	4.711	10/25/2034	610,511
3,929,992	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.20%, 144A	3.686	7/25/2035	886,139

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
2,000,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.69%	3.176	7/25/2035	$1,736,188
3,943,000	Credit-Based Asset Servicing & Securitization LLC, 144A, (B)	6.000	9/25/2035	3,684,435
1,823,675	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.44%	2.926	12/25/2035	442,217
9,078,000	Credit-Based Asset Servicing & Securitization LLC, 144A, (B)	6.231	12/25/2036	9,645,931
3,778,000	Credit-Based Asset Servicing & Securitization LLC, 144A, (B)	7.250	3/25/2046	998,750
1,598,180	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, (A)	4.657	10/25/2033	1,166,062
5,036,131	CWABS Asset-Backed Certificates Trust 2004-7, 1M Libor + 2.10%	4.586	10/25/2034	1,534,233
2,447,137	CWABS Asset-Backed Certificates Trust 2005-11, 1M Libor + 0.72%	3.206	2/25/2036	445,650
17,152,672	CWABS Asset-Backed Certificates Trust 2005-14, 1M Libor + 0.78%	3.266	4/25/2036	11,688,323
6,323,561	CWABS Asset-Backed Certificates Trust 2005-16, 1M Libor + 0.76%	3.246	5/25/2036	1,729,632
17,953,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	3.456	8/25/2047	13,465,278
4,000,000	CWABS Asset-Backed Certificates Trust 2007-12, 1M Libor + 0.97%	3.456	8/25/2047	2,772,106
1,660,244	Delta Funding Home Equity Loan Trust 1999-1, (A)	6.800	3/15/2028	1,366,028
2,468,283	Delta Funding Home Equity Loan Trust 1999-2	7.370	8/15/2030	1,694,085
1,209,504	Delta Funding Home Equity Loan Trust 2000-3, (B)	8.390	11/15/2030	953,104
1,205,967	Deutsche Mortgage Securities Inc Mortgage Loan Trust Series 2006-PR1, 1M Libor + 0.35%, 144A	2.834	4/15/2036	937,265
3,327,130	DSLA Mortgage Loan Trust 2004-AR1, 1M Libor + 1.13%	3.607	9/19/2044	2,234,062
10,779,038	Ellington Loan Acquisition Trust 2007-1, 1M Libor + 2.10%, 144A	4.586	5/25/2037	9,110,171
4,245,000	EMC Mortgage Loan Trust, 1M Libor + 3.38%, 144A	5.861	1/25/2041	3,163,017
11,294,548	Encore Credit Receivables Trust 2005-2, 1M Libor + 0.98%	3.461	11/25/2035	7,701,588
3,607,849	Encore Credit Receivables Trust 2005-3, 1M Libor + 1.76%	4.241	10/25/2035	2,661,187
6,620,871	Encore Credit Receivables Trust 2005-4, 1M Libor + 0.70%	3.186	1/25/2036	4,898,756
2,280,535	EquiFirst Mortgage Loan Trust 2004-2, 1M Libor + 5.10%	7.586	10/25/2034	1,658,209
1,782,268	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	4.286	4/25/2035	1,528,150
2,303,333	Equity One Mortgage Pass-Through Trust 2003-4, (B)	6.900	10/25/2034	1,153,182
744,230	Equity One Mortgage Pass-Through Trust 2004-1, (B)	5.760	4/25/2034	734,417
16,000,000	Fannie Mae - CAS	4.636	10/25/2030	15,999,407
8,013,510	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.80%	5.286	2/25/2030	8,236,686
2,000,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 4.45%	6.936	5/25/2030	2,104,081
8,414,648	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.40%	4.886	5/25/2030	8,755,167
17,000,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.25%	4.736	7/25/2030	17,119,001
11,400,894	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.20%	4.686	8/25/2030	11,382,182
8,400,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 3.75%	6.236	3/25/2031	8,249,153
9,000,000	Fannie Mae Connecticut Avenue Securities, 1M Libor + 2.10%	4.586	3/25/2031	8,897,630
2,490,123	FFMLT Trust 2005-FF2, 1M Libor + 1.05%	3.536	3/25/2035	1,846,753
2,428,436	FFMLT Trust 2005-FF11, 1M Libor + 0.93%	3.416	11/25/2035	1,973,526
1,468,274	Finance America Mortgage Loan Trust 2004-3, 1M Libor + 1.65%	4.136	11/25/2034	1,100,146
490,302	First Franklin Mortgage Loan Trust 2003-FFH1, 1M Libor + 2.63%	5.111	3/25/2033	482,682
2,134,988	First Franklin Mortgage Loan Trust 2003-FFH4, 1M Libor + 2.48%	4.961	10/25/2033	1,270,414
1,764,933	First Franklin Mortgage Loan Trust 2004-FF2, 1M Libor + 1.88%	4.361	3/25/2034	1,587,365
843,880	First Franklin Mortgage Loan Trust 2004-FF4, 1M Libor + 2.25%	4.736	6/25/2034	828,275
2,452,745	First Franklin Mortgage Loan Trust 2004-FF7, (B)	5.500	9/25/2034	1,637,366
950,580	First Franklin Mortgage Loan Trust 2004-FFH4, 1M Libor + 2.70%	5.186	1/25/2035	522,092
3,443,635	First Franklin Mortgage Loan Trust 2005-FF5, 1M Libor + 1.20%	3.686	5/25/2035	1,697,448
19,920,235	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	3.026	10/25/2035	19,891,560
5,892,863	First Franklin Mortgage Loan Trust 2005-FFH2, 1M Libor + 1.05%, 144A	3.536	4/25/2035	4,940,427
10,873,000	First Franklin Mortgage Loan Trust 2006-FF1, 1M Libor + 0.46%	2.946	1/25/2036	10,142,094
12,000,000	First Franklin Mortgage Loan Trust 2006-FF4, 1M Libor + 0.36%	3.030	3/25/2036	9,353,909
3,780,000	First Franklin Mortgage Loan Trust 2006-FF5, 1M Libor + 0.27%	2.756	4/25/2036	3,024,451
4,877,154	First Franklin Mortgage Loan Trust 2006-FF7, 1M Libor + 0.25%	2.736	5/25/2036	1,901,686
7,266,867	First Franklin Mortgage Loan Trust 2006-FF9, 1M Libor + 0.25%	2.736	6/25/2036	1,568,137
4,120,000	First Franklin Mortgage Loan Trust 2006-FF15, 1M Libor + 0.31%	2.796	11/25/2036	2,986,672
278,820	First Franklin Mortgage Loan Trust Series 2004-FFC, 1M Libor + 3.75%, 144A	6.236	6/25/2035	279,494
6,000,000	Freddie Mac Stacr Trust 2018-HQA2, 1M Libor + 11.00%, 144A	13.486	10/25/2048	6,323,270
2,000,000	Freddie Mac Stacr Trust 2019-DNA2, 1M Libor + 10.50%, 144A	12.987	3/25/2049	2,013,740
5,500,000	Freddie Mac Stacr Trust 2019-DNA2, 1M Libor + 2.45%, 144A	4.937	3/25/2049	5,533,143
6,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1M Libor + 2.50% ^^	4.986	3/25/2030	6,070,276
9,885,992	FREMF 2018-KF48 Mortgage Trust, 144A, 1M Libor + 2.05%	4.540	6/25/2028	9,789,101
10,000,000	FREMF 2018-KF50 Mortgage Trust, 144A, 1M Libor + 1.90%	4.386	7/25/2028	9,968,264
5,750,000	FREMF 2018-KF52 Mortgage Trust, 1M Libor + 1.95%	4.440	9/25/2028	5,672,921
6,750,000	FREMF 2018-K78 Mortgage Trust, 144A, (A)	4.128	6/25/2051	6,578,656
10,000,000	FREMF 2018-K80 Mortgage Trust, 144A, (A)	4.229	8/25/2050	9,819,686
13,465,000	FREMF 2018-K82 Mortgage Trust, 144A, (A)	4.129	9/25/2028	13,109,850
25,654,000	FREMF 2018-K103 Mortgage Trust, 144A, 1M Libor + 2.25%	4.740	2/25/2023	25,686,234
6,000,000	FREMF 2018-K733 Mortgage Trust, 144A,(A)	3.853	2/25/2051	5,740,416

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
6,000,000	FREMF 2018-K1505 Mortgage Trust, 144A,(A)	4.164	4/25/2033	$5,323,397
4,250,000	FREMF 2018-K1510 Mortgage Trust, 144A,(A) ^^	4.534	1/25/2034	4,010,725
8,325,000	FREMF 2018-KW06 Mortgage Trust, 144A, (A)	4.223	6/25/2028	7,889,503
1,000,000	FREMF 2018-KW07 Mortgage Trust, 144A, (A)	4.081	10/25/2031	949,320
1,194,702	Fremont Home Loan Trust 2004-D, 1M Libor + 0.95%	3.431	11/25/2034	1,068,737
3,085,111	Fremont Home Loan Trust 2004-4, 1M Libor + 1.50%	3.986	3/25/2035	1,129,920
1,667,491	Fremont Home Loan Trust 2004-4, 1M Libor + 1.43%	3.911	3/25/2035	1,235,247
391,793	Fremont Home Loan Trust 2004-4, 1M Libor + 0.92%	3.401	3/25/2035	285,409
5,477,956	Fremont Home Loan Trust 2005-A, 1M Libor + 1.05%	3.536	1/25/2035	633,033
4,501,810	Fremont Home Loan Trust 2005-C, 1M Libor + 0.99%	3.476	7/25/2035	1,006,898
6,694,264	Fremont Home Loan Trust 2005-1, 1M Libor + 1.80%	4.286	6/25/2035	642,772
12,746,917	Fremont Home Loan Trust 2005-2, 1M Libor + 0.98%	3.461	6/25/2035	7,950,321
9,047,377	GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, 1M Libor + 0.69%	3.176	10/25/2035	7,280,147
2,383,637	GreenPoint Mortgage Funding Trust 2005-HY1, 1M Libor + 0.59%	3.076	7/25/2035	1,849,299
2,558,296	GSAA Home Equity Trust 2004-8, 1M Libor + 1.73%	4.211	9/25/2034	2,282,960
3,165,382	GSAA Home Equity Trust 2004-11, 1M Libor + 1.43%	3.911	12/25/2034	2,529,884
1,660,426	GSAA Home Equity Trust 2005-5, 1M Libor + 2.55%	5.036	2/25/2035	1,151,149
10,241,000	GSAA Trust, 1M Libor + 0.77%	3.256	6/25/2035	6,999,660
4,495,423	GSAMP Trust 2005-AHL2, 1M Libor + 0.44%	2.926	12/25/2035	2,647,555
14,226,000	GSAMP Trust 2005-HE4, 1M Libor + 0.95%	3.431	7/25/2045	10,757,152
5,610,813	GSAMP Trust 2005-HE5, 1M Libor + 0.70%	3.186	11/25/2035	1,648,152
32,313,431	GSAMP Trust 2006-HE3, 1M Libor + 0.28%	2.766	5/25/2046	24,507,705
7,014,152	GSAMP Trust 2006-HE5, 1M Libor + 0.30%	2.786	8/25/2036	4,122,877
5,538,938	GSAMP Trust 2006-HE8, 1M Libor + 0.25%	2.736	1/25/2037	2,577,969
2,209,353	GSAMP Trust 2006-SD2, 1M Libor + 0.47%, 144A	2.956	5/25/2046	1,019,492
8,709,813	GSAMP Trust 2007-HE1, 1M Libor + 0.25%	2.736	3/25/2047	6,689,096
3,000,000	GSAMP Trust 2007-HSBC1, 1M Libor + 2.25%	4.736	2/25/2047	3,049,939
21,180	GSR Mortgage Loan Trust 2005-7F, 1M Libor + 0.50%	2.986	9/25/2035	20,460
1,092,311	GSRPM Mortgage Loan Trust Series 2004-1, 1M Libor + 3.50%, 144A	5.986	9/25/2042	880,087
2,988,841	HarborView Mortgage Loan Trust 2005-15, 1M Libor + 0.37%	2.858	10/20/2045	2,439,261
2,338,959	HarborView Mortgage Loan Trust 2006-12, 1M Libor + 0.25%	2.732	1/19/2038	1,705,191
5,200,913	Home Equity Asset Trust, 1M Libor + 1.25%	3.731	5/25/2035	4,009,723
2,145,586	Home Equity Asset Trust, 1M Libor + 2.17%	4.656	2/25/2034	1,725,516
1,190,502	Home Equity Asset Trust 2003-4, 1M Libor + 4.50%	6.986	10/25/2033	626,911
2,238,562	Home Equity Asset Trust 2005-6, 1M Libor + 0.71%	3.196	12/25/2035	2,042,656
11,780,954	Home Equity Asset Trust 2005-7, 1M Libor + 0.50%	2.986	1/25/2036	7,851,405
7,047,634	Home Equity Asset Trust 2006-1, 1M Libor + 0.62%	3.106	4/25/2036	5,832,311
6,000,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A, 1M Libor + 1.95%	4.436	3/25/2035	5,983,106
4,725,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-B, 1M Libor + 1.80%	4.286	8/25/2035	2,849,522
11,200,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-C, 1M Libor + 0.61%	3.096	10/25/2035	6,069,877
19,781,724	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.47%	2.956	3/25/2036	9,923,148
8,096,006	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-A, 1M Libor + 0.40%	2.886	3/25/2036	2,591,877
16,569,326	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-B, 1M Libor + 0.36%	2.846	6/25/2036	7,269,340
5,493,666	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-C, 1M Libor + 0.29%	2.776	8/25/2036	1,146,305
969,554	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-A, (A)	6.537	11/25/2030	1,024,971
11,466,828	HSI Asset Securitization Corp Trust 2005-OPT1, 1M Libor + 0.68%	3.161	11/25/2035	9,397,293
13,243,000	HSI Asset Securitization Corp Trust 2006-OPT1, 1M Libor + 0.54%	3.026	12/25/2035	8,381,221
41,014,000	HSI Asset Securitization Corp Trust 2006-OPT4, 1M Libor + 0.31%	2.796	3/25/2036	32,727,864
582,269	Impac CMB Trust Series 2004-10, 1M Libor + 0.86%	3.341	3/25/2035	503,317
37,769	IndyMac INDX Mortgage Loan Trust 2004-AR6, (A)	4.663	10/25/2034	36,942
1,189,660	IXIS Real Estate Capital Trust 2005-HE2, 1M Libor + 1.04%	3.521	9/25/2035	574,131
5,458,061	JP Morgan Mortgage Acquisition Corp 2005-OPT1, 1M Libor + 1.07%	3.551	6/25/2035	3,165,168
10,000,000	JP Morgan Mortgage Acquisition Corp 2006-FRE1, 1M Libor + 0.43%	2.916	5/25/2035	5,794,595
12,759,465	JP Morgan Mortgage Acquisition Trust 2006-ACC1, 1M Libor + 0.32%	2.806	5/25/2036	7,228,980
5,647,295	JP Morgan Mortgage Acquisition Trust 2006-CH1, 1M Libor + 1.80%	4.286	7/25/2036	3,207,649
3,184,718	JP Morgan Mortgage Acquisition Trust 2006-CW1, 1M Libor + 0.30%	2.786	5/25/2036	793,866
9,415,426	JP Morgan Mortgage Acquisition Trust 2006-NC1, 1M Libor + 0.34%	2.826	4/25/2036	6,492,319
5,538,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.75%	3.236	1/25/2037	3,609,893
7,553,000	JP Morgan Mortgage Acquisition Trust 2007-CH2, 1M Libor + 0.60%	3.086	1/25/2037	6,279,384
11,493,416	JP Morgan Mortgage Acquisition Trust 2007-CH3, 1M Libor + 0.37%	2.856	3/25/2037	8,990,518
16,788,000	JP Morgan Mortgage Acquisition Trust 2007-CH4, 1M Libor + 0.29%	2.776	5/25/2037	12,958,313
4,500,000	JP Morgan Mortgage Acquisition Trust 2007-CH5, 1M Libor + 0.28%	2.766	6/25/2037	3,727,175
4,538,143	JP Morgan Mortgage Acquisition Trust 2007-HE1, 1M Libor + 0.26%	2.746	3/25/2047	2,095,608
8,000,000	JP Morgan Mortgage Acquisition Trust ADJ%	4.286	7/25/2035	7,717,062
1,680,117	Long Beach Mortgage Loan Trust 2003-1, 1M Libor + 6.00%	8.486	3/25/2033	1,959,226

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
1,094,272	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	4.286	9/25/2034	$1,117,188
1,234,582	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.50%	3.986	9/25/2034	1,227,911
1,266,085	MASTR Adjustable Rate Mortgages Trust 2004-5, (A)	4.231	7/25/2034	1,183,646
1,980,000	MASTR Adjustable Rate Mortgages Trust 2004-14	4.636	1/25/2035	1,982,136
1,179,764	MASTR Alternative Loan Trust 2002-2 (A)	7.101	10/25/2032	357,917
2,191,279	Mastr Asset Backed Securities Trust 2003-OPT2, 1M Libor + 5.78%	8.261	5/25/2033	1,696,840
448,228	Mastr Asset Backed Securities Trust 2004-OPT2, 1M Libor + 1.95%	4.436	9/25/2034	384,224
1,575,958	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 1.80%	4.286	10/25/2034	1,928,578
466,661	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 2.30%	4.781	12/25/2034	545,263
3,584,392	Mastr Asset Backed Securities Trust 2006-AM3, 1M Libor + 0.26%	2.746	10/25/2036	1,533,846
3,857,316	Mastr Asset Backed Securities Trust 2007-HE1, 1M Libor + 0.30%	2.786	5/25/2037	1,589,801
901,537	Mastr Specialized Loan Trust, 1M Libor + 1.75%, 144A	4.190	7/25/2035	874,604
1,462,000	Mastr Specialized Loan Trust, 1M Libor + 1.25%, 144A	3.736	11/25/2035	855,017
1,353,043	Meritage Mortgage Loan Trust 2004-2, 1M Libor + 1.73%	4.211	1/25/2035	928,893
5,860,014	Meritage Mortgage Loan Trust 2005-2, 1M Libor + 0.80%	3.281	11/25/2035	5,651,861
1,504,809	Merrill Lynch Mortgage Investors Trust 2002-AFC1, 1M Libor + 3.45%	5.743	9/25/2032	1,476,994
25,153	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1, 12M Libor + 1.63%	4.492	12/25/2032	25,311
177,445	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2, 6M Libor + 1.50%	4.185	2/25/2033	175,337
1,419,765	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, 1M Libor + 2.18%	4.661	7/25/2034	1,309,739
2,847,836	Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, 1M Libor + 2.03%	4.511	6/25/2035	2,327,678
577,363	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A, 1M Libor + 1.01%	3.491	3/25/2030	441,519
5,019,603	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, (A)	4.347	2/25/2036	3,525,749
1,346,958	Metropolitan Asset Funding, Inc.	6.000	2/20/2027	1,135,654
1,453,715	Morgan Stanley ABS Capital I Inc Trust 2004-WMC2, 1M Libor + 5.25%	7.736	7/25/2034	1,473,290
1,483,759	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.65%	4.136	1/25/2035	474,859
1,932,721	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.35%	3.836	1/25/2035	1,901,395
14,391,545	Morgan Stanley ABS Capital I Inc Trust 2005-HE4, 1M Libor + 0.89%	3.371	7/25/2035	11,540,131
7,103,628	Morgan Stanley ABS Capital I Inc Trust 2005-HE6, 1M Libor + 0.56%	3.046	11/25/2035	3,739,250
1,472,523	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	3.461	2/25/2035	1,106,656
4,754,913	Morgan Stanley ABS Capital I Inc Trust 2005-WMC3, 1M Libor + 1.07%	3.551	3/25/2035	2,606,763
7,278,133	Morgan Stanley ABS Capital I Inc Trust 2005-WMC5, 1M Libor + 1.80%	4.286	6/25/2035	1,825,846
2,734,308	Morgan Stanley ABS Capital I Inc Trust 2005-WMC6, 1M Libor + 1.07%	3.551	7/25/2035	236,993
3,683,627	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 1M Libor + 0.38%	2.866	12/25/2035	3,130,602
10,150,000	Morgan Stanley Capital I Inc Trust 2006-HE1, 1M Libor + 0.37%	2.856	1/25/2036	7,756,877
1,642,790	Morgan Stanley Dean Witter Capital I Inc Trust 2003-NC2, 1M Libor + 5.63%	8.111	2/25/2033	1,615,479
5,489,352	Morgan Stanley Home Equity Loan Trust 2005-2, 1M Libor + 1.07%	3.551	5/25/2035	3,318,728
1,794,451	Morgan Stanley Home Equity Loan Trust 2005-3, 1M Libor + 0.96%	3.446	8/25/2035	884,171
156,781	Morgan Stanley Mortgage Loan Trust 2004-7AR, (A)	4.488	9/25/2034	156,498
6,000,168	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.37%	2.856	3/25/2037	3,230,862
5,756,904	Nationstar Home Equity Loan Trust 2007-B, 1M Libor + 0.47%	2.956	4/25/2037	858,415
2,044,000	New Century Home Equity Loan Trust, (A)	5.650	8/25/2034	1,883,352
12,264,570	New Century Home Equity Loan Trust 2005-1, 1M Libor + 1.13%	3.611	3/25/2035	11,814,140
3,889,785	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.31%	2.796	8/25/2036	2,007,556
206,360	New Century Home Equity Loan Trust Series 2003-5, 1M Libor + 0.80%	3.286	11/25/2033	184,660
31,238,215	New Century Home Equity Loan Trust Series 2005-B, 1M Libor + 0.49%	2.976	10/25/2035	25,652,909
10,390,000	New Century Home Equity Loan Trust Series 2005-D, 1M Libor + 0.47%	2.956	2/25/2036	8,994,633
4,319,099	New Residential Mortgage Loan Trust 2014-1, 144A, (A)	6.046	1/25/2054	4,488,607
6,126,541	New Residential Mortgage Loan Trust 2018-4, 1M Libor + 1.20%, 144A	3.686	1/25/2048	6,155,323
20,439,000	New Residential Mortgage Loan Trust 2018-RPL1, 144A, (A)	3.976	12/25/2057	18,123,987
16,827	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	7.000	4/25/2033	17,678
17,230	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2003-A1	6.000	5/25/2033	17,572
4,750,000	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2005-HE1, 1M Libor + 1.08%	3.566	9/25/2035	3,859,749
22,663,134	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-HE3, 1M Libor + 0.30%	2.786	7/25/2036	11,642,895
1,263,002	Nomura Home Equity Loan Inc Home Equity Loan Trust Series 2006-WF1, 1M Libor + 0.37%	2.856	3/25/2036	1,101,023
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1, 1M Libor + 3.00%	5.486	5/25/2033	2,923,097
111,835	NovaStar Mortgage Funding Trust Series 2003-2, 1M Libor + 1.13%	3.615	9/25/2033	112,396
10,000,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	5.036	3/25/2035	9,166,352
17,958,006	NovaStar Mortgage Funding Trust Series 2007-2, 1M Libor + 0.30%	2.786	9/25/2037	11,125,782
5,879,163	Opteum Mortgage Acceptance Corp Asset Backed Pass-Through Certificates 2005-5, 1M Libor + 0.43%	2.916	12/25/2035	6,530,765
18,676,063	Option One Mortgage Loan Trust 2005-3, 1M Libor + 0.93%	3.416	8/25/2035	15,898,049
2,668,178	Option One Mortgage Loan Trust 2005-3, 1M Libor + 1.01%	3.491	8/25/2035	410,313
3,535,915	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4, 1M Libor + 0.60%	3.086	11/25/2035	970,866
2,411,723	Option One Mortgage Loan Trust 2005-5 Asset-Backed Certificates Series 2005-5, 1M Libor + 0.58%	3.066	12/25/2035	409,964
21,250,000	Option One Mortgage Loan Trust 2006-1, 1M Libor + 0.38%	2.866	1/25/2036	15,750,991
8,780,538	Option One Mortgage Loan Trust 2007-CP1, 1M Libor + 0.30%	2.786	3/25/2037	458,279

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
487,573	Ownit Mortgage Loan Trust Series 2005-1, 1M Libor + 1.17%	3.656	9/25/2035	$401,347
2,841,755	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MCW, 1M Libor + 1.73%	4.211	10/25/2034	1,540,235
15,538,007	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-MHQ, 1M Libor + 2.10%	4.586	12/25/2034	10,709,085
1,804,682	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.93%	5.411	10/25/2034	127,930
6,346,904	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WCW2, 1M Libor + 2.18%	4.661	10/25/2034	5,005,467
7,333,569	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WHQ2, 1M Libor + 1.95%	4.436	2/25/2035	5,617,634
3,099,568	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2004-WWF, 1M Libor + 2.03%	4.511	12/25/2034	2,726,474
4,629,577	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 1.02%	3.506	7/25/2035	1,103,006
2,310,000	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW, 1M Libor + 0.98%	3.461	7/25/2035	2,098,406
23,250,000	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WCW3, 1M Libor + 0.64%	3.126	8/25/2035	16,885,006
8,170,446	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ1, 1M Libor + 1.88%	4.361	3/25/2035	3,986,496
2,162,825	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ3, 1M Libor + 1.80%	4.286	6/25/2035	1,433,424
14,230,202	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WHQ4, 1M Libor + 0.61%	3.096	9/25/2035	6,591,455
4,218,293	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	3.146	9/25/2035	1,138,287
2,125,000	Popular ABS Mortgage Pass-Through Trust 2005-C, 1M Libor + 0.70%	3.186	11/25/2035	1,832,095
5,507,460	Popular ABS Mortgage Pass-Through Trust 2006-B, 1M Libor + 0.50%	2.986	5/25/2036	2,622,081
1,052,973	Popular ABS Mortgage Pass-Through Trust 2007-A, 1M Libor + 0.31%	2.796	6/25/2047	431,776
2,000,000	Quest Trust, 1M Libor + 3.23%, 144A	6.011	9/25/2034	1,707,563
6,343,758	Quest Trust, 1M Libor + 3.53%, 144A	5.711	6/25/2034	4,915,030
5,970,664	RAAC Series 2006-RP2 Trust, 1M Libor + 1.25%, 144A	3.736	2/25/2037	3,541,724
4,638,000	RAAC Series 2006-RP4 Trust, 1M Libor + 2.00%, 144A	4.486	1/25/2046	4,308,626
1,923,910	RAAC Series 2007-SP1 Trust, 1M Libor + 1.00%	3.486	3/25/2037	1,397,685
18,886,782	RAAC Series 2007-SP3 Trust, 1M Libor + 2.25%	4.736	9/25/2047	12,484,626
149,137	RAMP Series 2002-RS3 Trust, 1M Libor + 0.98%	3.461	6/25/2032	138,542
2,386,147	RAMP Series 2005-EFC1 Trust, 1M Libor + 1.80%	4.286	5/25/2035	1,180,947
250,000	RAMP Series 2005-EFC3 Trust, 1M Libor + 1.12%	3.606	8/25/2035	230,505
7,363,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.70%	3.186	9/25/2035	5,433,622
2,256,586	RAMP Series 2005-EFC6 Trust, 1M Libor + 0.95%	3.431	11/25/2035	912,988
2,980,943	RAMP Series 2005-RS8 Trust, 1M Libor + 0.60%	3.086	9/25/2035	2,186,594
4,033,528	RAMP Series 2006-EFC1 Trust, 1M Libor + 0.54%	3.026	2/25/2036	2,020,246
16,275,270	RAMP Series 2006-NC3 Trust, 1M Libor + 0.36%	2.846	3/25/2036	11,964,031
2,310,543	RAMP Series 2006-RS1 Trust, 1M Libor + 0.41%	2.896	1/25/2036	1,131,926
3,573,715	RAMP Series 2006-RS4 Trust, 1M Libor + 0.38%	2.866	7/25/2036	2,319,112
7,882,606	RAMP Series 2006-RZ3 Trust, 1M Libor + 0.38%	2.866	8/25/2036	6,393,903
14,511,304	RAMP Series 2006-RZ4 Trust, 1M Libor + 0.38%	2.866	10/25/2036	10,482,336
3,311,629	RASC Series 2004-KS6 Trust, 1M Libor + 1.77%	4.256	7/25/2034	2,704,553
14,338,088	RASC Series 2005-AHL3 Trust, 1M Libor + 0.44%	2.926	11/25/2035	9,962,991
1,860,914	RASC Series 2005-EMX1 Trust, 1M Libor + 4.50%, 144A	6.986	3/25/2035	1,444,938
10,457	RASC Series 2005-EMX2 Trust, 1M Libor + 1.80%	5.015	7/25/2035	3
3,186,226	RASC Series 2005-EMX3 Trust, 1M Libor + 0.72%	3.206	9/25/2035	2,042,603
1,294,227	RASC Series 2005-KS1 Trust, 1M Libor + 1.88%	4.361	2/25/2035	1,082,346
2,198,000	RASC Series 2005-KS5 Trust, 1M Libor + 1.88%	4.361	6/25/2035	1,668,212
1,395,803	RASC Series 2005-KS6 Trust, 1M Libor + 2.55%	5.036	7/25/2035	1,117,167
2,677,320	RASC Series 2005-KS9 Trust, 1M Libor + 1.25%	3.736	10/25/2035	759,543
5,447,905	RASC Series 2005-KS12 Trust, 1M Libor + 0.67%	3.156	1/25/2036	3,622,293
1,375,643	RASC Series 2006-EMX1 Trust, 1M Libor + 0.47%	2.956	1/25/2036	551,128
6,520,151	RASC Series 2006-EMX2 Trust, 1M Libor + 0.42%	2.906	2/25/2036	4,218,582
9,748,505	RASC Series 2006-EMX3 Trust, 1M Libor + 0.33%	2.816	4/25/2036	6,987,910
10,026,595	RASC Series 2006-EMX4 Trust, 1M Libor + 0.28%	2.766	6/25/2036	7,122,107
7,265,289	RASC Series 2006-KS1 Trust, 1M Libor + 0.53%	3.016	2/25/2036	6,048,964
5,203,399	RASC Series 2006-KS2 Trust, 1M Libor + 0.50%	2.986	3/25/2036	3,400,259
8,739,884	RASC Series 2006-KS4 Trust, 1M Libor + 0.30%	2.786	6/25/2036	7,555,198
16,074,000	RASC Series 2007-KS1 Trust, 1M Libor + 0.24%	2.726	1/25/2037	10,864,671
22,095,570	RASC Series 2007-KS2 Trust, 1M Libor + 0.26%	2.746	2/25/2037	16,029,750
552,848	Renaissance Home Equity Loan Trust 2003-2, (B)	4.690	8/25/2033	510,834
6,203,455	Renaissance Home Equity Loan Trust 2004-3, (B)	5.284	11/25/2034	5,971,632
13,363,530	Renaissance Home Equity Loan Trust 2005-1, (B)	5.405	5/25/2035	2,929,244
9,693,471	Renaissance Home Equity Loan Trust 2005-2, (B)	5.101	8/25/2035	3,736,564
518,940	RFMSI Series 2005-SA1 Trust, (A)	4.641	3/25/2035	361,993
349,305	SASCO Mortgage Loan Trust 2003-GEL1, 1M Libor + 4.50%	6.986	10/25/2033	260,371
107,021	Saxon Asset Securities Trust 2003-3, 1M Libor + 2.93%	4.549	12/25/2033	88,665
2,309,753	Saxon Asset Securities Trust 2004-2, (B)	4.342	8/25/2035	1,923,260
2,149,653	Saxon Asset Securities Trust 2005-2, 1M Libor + 0.71%	3.191	10/25/2035	1,341,796
4,677,089	Saxon Asset Securities Trust 2005-4, 1M Libor + 0.62%	3.106	11/25/2037	2,202,475
9,089,376	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.32%	2.806	9/25/2036	4,225,815

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
9,935,000	Saxon Asset Securities Trust 2006-2, 1M Libor + 0.30%	2.786	9/25/2036	$8,692,412
6,109,418	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.90%	3.386	9/25/2047	291,247
36,690,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	3.286	9/25/2047	28,032,022
21,892,000	Saxon Asset Securities Trust 2007-3, 1M Libor + 0.80%	3.286	9/25/2047	15,944,416
10,935,000	Saxon Asset Securities Trust 2007-4,1M Libor + 3.00%, 144A	5.486	12/25/2037	6,118,410
5,843,000	Seasoned Credit Risk Transfer Trust Series 2017-1, (A) 144A	4.000	1/25/2056	5,571,299
23,057,000	Seasoned Credit Risk Transfer Trust Series 2017-2, (A) 144A	4.000	8/25/2056	21,544,375
14,275,000	Seasoned Credit Risk Transfer Trust Series 2017-3, (A) 144A	4.750	7/25/2056	13,812,207
15,275,000	Seasoned Credit Risk Transfer Trust Series 2018-1, (A)	4.750	5/25/2057	14,958,460
8,000,000	Seasoned Credit Risk Transfer Trust Series 2018-3, (A) 144A ^^	4.750	8/25/2057	7,632,542
19,442,000	Seasoned Credit Risk Transfer Trust Series 2018-4, 144A ^^	4.750	3/25/2058	18,281,313
7,150,000	Seasoned Credit Risk Transfer Trust Series 2019-1, (A) 144A	4.750	7/25/2058	6,674,196
712,957	Securitized Asset Backed Receivables LLC Trust 2005-OP1, 1M Libor + 1.83%	4.316	1/25/2035	631,443
9,363,881	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.67%	3.156	10/25/2035	823,119
7,602,000	Securitized Asset Backed Receivables LLC Trust 2005-OP2, 1M Libor + 0.64%	3.126	10/25/2035	5,767,658
3,000,000	Securitized Asset Backed Receivables LLC Trust 2006-OP1, 1M Libor + 1.20%	3.686	10/25/2035	1,551,870
1,500,000	Security National Mortgage Loan Trust 2005-2, 144A, (A)	8.111	2/25/2036	1,081,957
1,578,949	Security National Mortgage Loan Trust Adj% 144A	2.886	2/25/2035	1,419,229
1,857,741	Sequoia Mortgage Trust 2004-10, 1M Libor + 0.75%	3.238	11/20/2034	1,638,644
21,323,351	Sequoia Mortgage Trust 2004-10, (A)	0.375	11/20/2034	211,227
5,879,000	SG Mortgage Securities Trust 2005-OPT1, 1M Libor + 0.59%	3.076	10/25/2035	4,872,521
1,415,765	Soundview Home Loan Trust 2005-1, 1M Libor + 1.95%	4.436	4/25/2035	1,296,735
1,300,716	Soundview Home Loan Trust 2005-A, 1M Libor + 1.35%	3.836	4/25/2035	1,250,022
5,321,456	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 1.05%	3.536	6/25/2035	1,673,952
4,542,879	Soundview Home Loan Trust 2005-OPT1, 1M Libor + 0.83%	3.311	6/25/2035	3,788,096
8,802,000	Soundview Home Loan Trust 2005-OPT2, 1M Libor + 0.98%	3.461	8/25/2035	5,266,237
1,787,500	Soundview Home Loan Trust 2005-OPT3, 1M Libor + 0.68%	3.166	11/25/2035	889,156
6,921,261	Soundview Home Loan Trust 2005-OPT4, 1M Libor + 0.55%	3.036	12/25/2035	2,694,711
9,507,689	Soundview Home Loan Trust 2006-1, 1M Libor + 0.41%	2.896	2/25/2036	3,614,937
1,423,715	Soundview Home Loan Trust 2006-EQ1, 1M Libor + 0.25%	2.736	10/25/2036	789,606
50,468,197	Soundview Home Loan Trust 2006-OPT2, 1M Libor + 0.30%	2.786	5/25/2036	36,781,722
54,391,212	Soundview Home Loan Trust 2006-OPT5, 1M Libor + 0.25%	2.736	7/25/2036	29,915,531
4,539,152	Specialty Underwriting & Residential Finance Trust Series 2006-AB1, 1M Libor + 0.39%	2.876	12/25/2036	3,662,334
22,748,779	Specialty Underwriting & Residential Finance Trust Series 2006-BC3, 1M Libor + 0.15%	2.636	6/25/2037	15,530,298
6,500,000	STACR Trust 2018-DNA2, 1M Libor + 3.70%, 144A	6.186	12/25/2030	6,385,264
2,400,000	STACR Trust 2018-HRP2, 1M Libor + 10.50%, 144A	12.986	2/25/2047	2,616,201
4,000,000	STACR Trust 2018-HRP2, 1M Libor + 4.20%, 144A	6.686	2/25/2047	4,110,917
10,000,000	STACR Trust 2018-HRP2, 1M Libor + 2.40%, 144A	4.886	2/25/2047	10,294,188
3,130,599	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.73%	4.211	12/25/2034	2,627,938
22,645,955	Structured Asset Investment Loan Trust 2005-1, 144A, 1M Libor + 1.14%	3.626	2/25/2035	16,472,011
10,692,838	Structured Asset Investment Loan Trust 2005-6, 1M Libor + 0.98%	3.461	7/25/2035	7,140,868
9,378,059	Structured Asset Investment Loan Trust 2005-8, 1M Libor + 0.75%	3.236	10/25/2035	7,020,749
2,961,981	Structured Asset Investment Loan Trust 2005-HE2, 1M Libor + 0.78%	3.266	7/25/2035	1,880,539
35,000,000	Structured Asset Investment Loan Trust 2005-HE3, 1M Libor + 0.74%	3.221	9/25/2035	31,741,591
262,555	Structured Asset Mortgage Investments II Trust 2004-AR5, (A)	3.985	10/19/2034	257,728
2,503,147	Structured Asset Mortgage Investments Trust 2002-AR4, 1M Libor + 0.83%	3.307	2/19/2033	1,942,011
6,861,541	Structured Asset Securities ADJ%	3.436	2/25/2036	4,224,310
2,393,064	Structured Asset Securities Corp 2005-NC1, 1M Libor + 1.30%	3.786	2/25/2035	1,812,677
1,628,177	Structured Asset Securities Corp 2005-RMS1, 1M Libor + 0.75%	3.236	2/25/2035	1,336,207
478,047	Structured Asset Securities Corp 2005-WF1, 1M Libor + 1.91%	4.391	2/25/2035	471,177
2,847,846	Structured Asset Securities Corp Mortgage Loan Trust 2005-NC2, 1M Libor + 0.70%	3.186	5/25/2035	2,562,153
1,876,560	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF3, 1M Libor + 3.75%, 144A	6.236	7/25/2035	1,256,361
3,500,000	Structured Asset Securities Corp Mortgage Loan Trust 2005-WF4, 1M Libor + 3.75%	6.236	11/25/2035	2,111,292
21,028,473	Structured Asset Securities Corp Mortgage Loan Trust 2006-OPT1, 1M Libor + 0.30%	2.786	4/25/2036	15,518,965
3,644,597	Structured Asset Securities Corp Mortgage Loan Trust 2006-W1, 1M Libor + 0.30%, 144A	2.786	8/25/2046	1,568,781
13,810,000	Structured Asset Securities Corp Mortgage Loan Trust 2007-WF2, 1M Libor + 2.25%, 144A	4.736	8/25/2037	12,525,368
7,988,000	Terwin Mortgage Trust 2006-1, 1M Libor + 0.49%, 144A	2.976	1/25/2037	5,849,839
10,786,402	Terwin Mortgage Trust 2006-5, 1M Libor + 0.36%, 144A	2.846	7/25/2037	8,134,621
7,425,000	Terwin Mortgage Trust 2006-7, 1M Libor + 0.27%, 144A	2.756	7/25/2037	5,164,389
2,963,473	Terwin Mortgage Trust Series TMTS 2005-6HE, 1M Libor + 1.20%	3.686	4/25/2036	2,865,013
751,994	Thornburg Mortgage Securities Trust 2004-2, 1M Libor + 1.00%	3.486	6/25/2044	559,067
36,387,000	Towd Point Mortgage Trust 2016-4, 144A, (A)	4.038	7/25/2056	35,014,501
20,108,000	Towd Point Mortgage Trust 2016-5, 144A,(A)	3.784	10/25/2056	18,567,152
38,592,000	Towd Point Mortgage Trust 2017-2, 144A, (A)	4.171	4/25/2057	37,332,959
23,598,000	Towd Point Mortgage Trust 2017-3, 144A, (A)	4.062	7/25/2057	22,174,748

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund (IOFAX, IOFCX, IOFIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 92.1% (continued)
26,049,000	Towd Point Mortgage Trust 2017-6, 144A, (A)	3.550	10/25/2057	$23,839,297
23,229,000	Towd Point Mortgage Trust 2018-1 144A, (A)	3.969	1/25/2058	22,529,593
757,000	Truman Capital Mortgage Loan T Adj%, 144A	5.986	3/25/2037	792,851
246,204	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust, 1M Libor + 1.25%	2.375	11/25/2042	243,137
2,746,298	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE1 Trust, 1M Libor + 0.36%	2.846	4/25/2036	848,871
6,947,320	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust, 1M Libor + 0.45%	2.936	5/25/2036	4,766,558
10,244,070	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust, 1M Libor + 0.35%	2.836	7/25/2036	7,110,746
11,326,523	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 1M Libor + 0.27%	2.756	1/25/2037	8,228,447
18,796	Wells Fargo Mortgage Backed Securities 2005-AR9 Trust, (A)	4.629	6/25/2034	18,835
2,647,044	Wells Fargo Mortgage Backed Securities 2005-AR12 Trust, (A)	4.881	6/25/2035	2,337,998
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,257,841,549)			2,398,160,408

	PRIVATE PLACEMENT - 0.1%
1,900,000	AMUR Finance Company, Inc. ** ^ (Cost $1,900,000)	18.000	7/27/2021	1,596,049

	REAL ESTATE INVESTMENT TRUSTS - 1.2%
797,289	American Homes 4 Rent			18,114,406
520,358	Invitation Homes, Inc.			12,660,310
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $27,464,109)			30,774,716

	TOTAL INVESTMENTS - 93.7% (Cost - $2,296,682,080)			$2,439,337,845
	OTHER ASSETS LESS LIABILITIES - 6.3%			162,990,826
	TOTAL NET ASSETS - 100.0%			$2,602,328,671

**	Illiquid security. Total illiquid securities represents 0.22% of net assets as of March 31, 2019.

^	Fair Valued by the Board of Trustees in good faith using significant unobservable inputs.

^^	Fair Valued by the Board of Trustees in good faith using significant observable inputs.

CAS - Connecticut Avenue Securities

(A)	Variable rate security.

(B)	STEP Coupon Bond

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2019, 144A securities amounted to $582,504,335 or 22.4% of net assets.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares		Value
	EXCHANGE TRADED FUND - 1.6%
	SPECIALTY - 1.6%
2,600	ProShares Short VIX Short-Term Futures ETF (Cost $132,200)	$136,136

	Contracts	Notional Amount	Exercise Price	Expiration	Value
PURCHASED CALL OPTIONS - 1.0%
S&P500 EMINI	170	$25,075,000	$2,950.00	5/1/2019	$20,825
S&P500 EMINI	102	15,300,000	3,000.00	6/3/2019	21,420
S&P500 EMINI	68	10,115,000	2,975.00	6/24/2019	42,160
TOTAL PURCHASED CALL OPTIONS (Cost $109,140)					84,405

PURCHASED PUT OPTIONS - 3.8%
Emini SP W Week	68	9,010,000	2,650.00	4/2/2019	170
S&P EMINI 3rd week	170	22,100,000	2,600.00	5/20/2019	73,950
S&P500 EMINI	68	9,010,000	2,650.00	6/24/2019	88,740
S&P500 EMINI	102	13,642,500	2,675.00	7/1/2019	164,220
TOTAL PURCHASED PUT OPTIONS (Cost $501,912)					327,080

TOTAL PURCHASED OPTIONS (Cost $611,052)					411,485

Shares
	SHORT-TERM INVESTMENTS - 89.6%
	MONEY MARKET FUND - 3.9%
327,271	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 2.31% *#			327,271

Principal ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT TREASURY OBLIGATIONS ^ - 85.7%
500,000	United States Treasury Bill	0.000	6/20/2019	497,379
1,400,000	United States Treasury Bill #	0.000	7/18/2019	1,390,104
700,000	United States Treasury Bill	0.000	8/15/2019	693,713
900,000	United States Treasury Bill #	0.000	9/12/2019	890,314
1,400,000	United States Treasury Bill #	0.000	10/10/2019	1,382,705
1,000,000	United States Treasury Bill #	0.000	11/7/2019	985,822
1,500,000	United States Treasury Bill #	0.000	12/5/2019	1,476,053
				7,316,090

	TOTAL SHORT- TERM INVESTMENTS (Cost $7,640,314)			7,643,361

	TOTAL INVESTMENTS - 96.0% (Cost $8,383,566)			$8,190,982
	SECURITIES SOLD SHORT - (1.8)% (Cost $ 210,268)			(155,600)
	OPTIONS WRITTEN - (4.3)% (Proceeds - $600,460)			(369,665)
	OTHER ASSETS LESS LIABILITIES - 10.1%			867,889
	NET ASSETS - 100%			$8,533,606

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Shares		Value
	SECURITY SOLD SHORT - (1.8)%
	EXCHANGE TRADED FUND - (1.8)%
	SPECIALTY - (1.8)%
4,000	ProShares Ultra VIX Short-Term Futures ETF (Proceeds $210,268)	$155,600

	Contracts	Notional Amount	Exercise Price	Expiration	Value
WRITTEN CALL OPTIONS - (0.8)%
S&P EMINI 1st week	68	$9,979,000	$2,935.00	4/8/2019	$170
S&P EMINI 2nd week	68	9,962,000	2,930.00	4/15/2019	2,550
S&P500 EMINI	340	51,000,000	3,000.00	5/1/2019	8,500
S&P500 EMINI	204	31,110,000	3,050.00	6/3/2019	17,850
S&P500 EMINI	136	20,570,000	3,025.00	6/24/2019	38,760
TOTAL WRITTEN CALL OPTIONS (Proceeds $101,660)					67,830

WRITTEN PUT OPTIONS - (3.5)%
E-MINI SP M Week	68	8,976,000	2,640.00	4/2/2019	170
E-MINI SP W Week	68	9,044,000	2,660.00	4/4/2019	340
E-MINI SP W Week	238	31,535,000	2,650.00	4/4/2019	595
S&P EMINI 1st week	34	4,624,000	2,720.00	4/8/2019	935
S&P EMINI 1st week	68	9,061,000	2,665.00	4/8/2019	850
S&P EMINI 1st week	68	9,214,000	2,710.00	4/8/2019	1,700
S&P EMINI 1st week	102	13,770,000	2,700.00	4/8/2019	2,295
S&P EMINI 3rd week	340	41,650,000	2,450.00	5/20/2019	56,950
S&P500 EMINI	136	17,000,000	2,500.00	6/24/2019	80,920
S&P500 EMINI	204	25,755,000	2,525.00	7/1/2019	157,080
TOTAL WRITTEN PUT OPTIONS (Proceeds $498,800)					301,835

TOTAL WRITTEN OPTIONS (Proceeds $600,460)					369,665

Open Long Future				Unrealized Appreciation/
Contracts	Description	Expiration Date	Notional Amount	(Depreciation)
3	CBOE VIX Future	Apr-19	$45,675	$275

Open Short Future				Unrealized Appreciation/
Contracts	Description	Expiration Date	Notional Amount	(Depreciation)
(3)	CBOE VIX Future	May-19	(48,975)	$(825)
Net Unrealized Depreciation from Open Futures Contracts				(550)

^	Zero Coupon Bonds.

#	All or a portion of this investment is segregated as collateral for option contracts and future contracts.

*	Money market fund; interest rate reflects seven-day effective yield on March 31, 2019.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares		Value
	COMMON STOCKS - 92.6%
	ELECTRICAL EQUIPMENT - 18.1%
15,214	Allied Motion Technologies, Inc.	$523,057
11,774	Cognex Corp.	598,826
19,500	CyberOptics Corp. *	333,450
1,100	Keyence Corp.	685,432
9,245	Novanta, Inc. *	783,329
10,699	RENISHAW PLC	516,666
4,248	Rockwell Automation, Inc.	745,354
		4,186,114
	HARDWARE - 3.0%
5,400	Nidec Corp.	684,239

	HEALTH CARE FACILITIES & SERVICES - 1.6%
150,000	Ekso Bionics Holdings, Inc. *	376,500

	HOME & OFFICE PRODUCTS - 2.8%
5,570	iRobot Corp. *	655,533

	MACHINERY - 31.7%
40,509	ATS Automation Tooling Systems, Inc. *	595,529
14,141	Cargotec Oyj	521,759
13,000	Daifuku Co Ltd.	676,514
4,100	FANUC Corp	699,354
844,489	Fastbrick Robotics Ltd. *	46,191
20,000	Harmonic Drive Systems, Inc.	684,826
15,744	Isra Vision AG	588,683
6,219	Kardex AG	936,690
6,758	Krones AG	596,055
8,436	Kuka AG	518,139
13,000	Omron Corp.	608,393
25,000	Scott Technology Ltd.	43,989
19,500	Yaskawa Electric Corp.	612,210
25,000	Yushin Precision Equipment Co Ltd.	226,996
		7,355,328
	MEDICAL EQUIPMENT & DEVICES - 16.9%
121,850	Accuray, Inc. *	581,225
402,301	Corindus Vascular Robotics, Inc. *	700,004
12,031	Globus Medical, Inc. *	594,452
1,227	Intuitive Surgical, Inc. *	700,102
100,000	Restoration Robotics, Inc. *	59,000
2,827	Tecan Group AG	666,512
254,579	TransEnterix, Inc. *	605,898
		3,907,193

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund (GNXAX, GNXCX, GNXIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Shares		Value
	SEMICONDUCTORS - 3.1%
24,644	Brooks Automation, Inc.	$722,809

	SOFTWARE - 15.4%
14,259	AVEVA Group PLC	599,397
16,000	Blue Prism Group PLC *	345,673
37,876	Nuance Communications, Inc. *	641,241
7,964	Omnicell, Inc. *	643,810
7,736	PTC, Inc. *	713,104
5,455	Synopsys, Inc. *	628,143
		3,571,368

	TOTAL COMMON STOCKS - (Cost $21,059,192)	21,459,084

	TOTAL INVESTMENTS - 92.6% (Cost $21,059,192)	$21,459,084
	OTHER ASSETS LESS LIABILITIES - 7.4%	1,726,184
	NET ASSETS - 100%	$23,185,268

*	Non-income producing security

AG - Aktiengesellschaft

OYJ - Julkinen osakeyhtiö

PLC - Public Limited Company

See accompanying notes to financial statements.

AlphaCentric Small Cap Opportunities Fund (SMZAX, SMZCX, SMZIX)
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares		Value
	COMMON STOCKS - 94.0%
	AEROSPACE & DEFENSE - 0.5%
896	Woodward, Inc.	$85,021

	AUTOMOTIVE - 0.3%
2,715	Tenneco, Inc.	60,164

	BANKING - 22.3%
29,677	Ameris Bancorp	1,019,405
10,855	Bank of NT Butterfield & Son Ltd.	389,477
44,085	Home BancShares, Inc.	774,573
75,760	Investors Bancorp, Inc.	897,756
19,259	Pinnacle Financial Partners, Inc.	1,053,467
		4,134,678
	BIOTECHNOLOGY & PHARMACEUTICALS - 39.1%
24,226	Aerie Pharmaceuticals, Inc. *	1,150,735
51,162	Aimmune Therapeutics, Inc. *	1,143,471
5,516	Amicus Therapeutics, Inc. *	75,018
656	AnaptysBio, Inc. *	47,921
8,230	Array BioPharma, Inc. *	200,647
8,468	Axsome Therapeutics, Inc. *	120,500
1,247	Blueprint Medicines Corp. *	99,822
1,342	FibroGen, Inc. *	72,938
18,357	Horizon Pharma Plc *	485,176
13,777	Immunomedics, Inc. *	264,656
11,830	Intercept Pharmaceuticals, Inc. *	1,323,304
7,526	Madrigal Pharmaceuticals, Inc. *	942,707
8,138	Sage Therapeutics, Inc. *	1,294,349
1,481	Supernus Pharmaceuticals, Inc. *	51,894
		7,273,138
	CHEMICALS - 1.0%
6,407	PolyOne Corp.	187,789

	COMMERCIAL SERVICES - 7.9%
23,357	ABM Industries, Inc.	849,027
7,401	ASGN, Inc. *	469,889
1,217	Brink’s Co.	91,774
1,645	Healthcare Services Group, Inc.	54,269
		1,464,959
	CONSTRUCTION MATERIALS - 2.2%
25,939	Summit Materials, Inc. *	411,652

	ENGINEERING & CONSTRUCTION SERVICES - 4.1%
15,463	Granite Construction, Inc.	667,228
1,471	TopBuild Corp. *	95,350
		762,578

See accompanying notes to financial statements.

AlphaCentric Small Cap Opportunities Fund (SMZAX, SMZCX, SMZIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Shares		Value
	HEALTHCARE FACILITIES & SERVICES - 2.3%
1,895	PRA Health Sciences, Inc. *	$209,000
4,167	Syneos Health, Inc. *	215,684
		424,684
	PASSENGER TRANSPORTATION - 1.0%
1,483	Allegiant Travel Co.	192,004

	REAL ESTATE - 4.5%
10,193	PotlatchDeltic Corp.	385,193
4,937	QTS Realty Trust, Inc.	222,116
2,757	Ryman Hospitality Properties, Inc.	226,736
		834,045
	RETAIL - CONSUMER STAPLES - 1.2%
3,805	PriceSmart, Inc.	224,038

	RETAIL - DISCRETIONARY - 1.4%
2,663	Children’s Place, Inc.	259,057

	SOFTWARE - 1.1%
5,861	Carbon Black, Inc. *	81,761
1,383	j2 Global, Inc.	119,768
		201,529
	TECHNOLOGY SERVICES - 1.1%
1,713	Maximus, Inc.	121,589
1,146	Medidata Solutions, Inc. *	83,933
		205,522
	TELECOMMUNICATIONS - 2.2%
20,083	8x8, Inc. *	405,677

	TRANSPORTATION & LOGISTICS - 1.0%
5,629	Knight-Swift Transportation Holdings, Inc.	183,956

See accompanying notes to financial statements.

AlphaCentric Small Cap Opportunities Fund (SMZAX, SMZCX, SMZIX)
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2019

Shares		Value
	WASTE & ENVIRONMENTAL SVCS & EQUIPMENT - 0.8%
5,236	Advanced Disposal Services, Inc. *	$146,608

	TOTAL COMMON STOCKS - (Cost $17,306,667)	17,457,099

	SHORT-TERM INVESTMENT - 6.0%
	MONEY MARKET FUND - 6.0%
1,127,962	Goldman Sachs Financial Square Funds - Government Institutional Class to yield 2.38% ** (Cost $1,127,962)	1,127,962

	TOTAL INVESTMENTS - 100.0% (Cost $18,434,629)	$18,585,061
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(4,026)
	NET ASSETS - 100%	$18,581,035

*	Non-income producing security

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2019.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2019

		AlphaCentric	AlphaCentric		AlphaCentric
	AlphaCentric	Income	Premium	AlphaCentric	Small Cap
	Asset Rotation	Opportunities	Opportunity	Global	Opportunities
	Fund	Fund	Fund	Innovations Fund	Fund
ASSETS
Investment securities:
Investments, at cost	$8,445,980	$2,296,682,080	$8,383,566	$21,059,192	$18,434,629
Investments, at value	$8,440,815	$2,439,337,845	$8,190,982	$21,459,084	$18,585,061
Cash & Cash Equivalents	200,921	162,196,167	527,185	1,668,263	—
Cash at broker for options and futures	—	—	362,631	—	—
Receivable for securities sold	—	43,091	—	29,217	—
Receivable for Fund shares sold	—	5,864,862	3,600	43,356	—
Dividends and interest receivable	10,240	3,938,170	1,186	38,668	15,596
Net unrealized appreciation on open futures contracts	—	—	275	—	—
Prepaid expenses and other assets	15,511	253,057	5,928	21,556	13,916
TOTAL ASSETS	8,667,487	2,611,633,192	9,091,787	23,260,144	18,614,573

LIABILITIES
Securities sold short, at value (Proceeds $210,268)	—	—	155,600	—	—
Payable for investments purchased	—	4,690,021	—	23,916	—
Unrealized depreciation on open futures contracts	—	—	825	—	—
Options Written (Proceeds $600,460)	—	—	369,665	—	—
Payable for Fund shares repurchased	—	1,265,298	—	14,250	2,681
Management fees payable	4,202	2,778,768	7,303	8,217	7,467
Distribution (12b-1) fees payable	520	264,379	395	—	1,241
Administration fees payable	666	85,485	212	1,545	208
Fees payable to other related parties	818	64,026	665	1,307	1,329
Accrued Trustees fees and expenses	2,021	4,309	2,313	2,220	1,979
Accrued expenses and other liabilities	18,910	152,235	21,203	23,421	18,633
TOTAL LIABILITIES	27,137	9,304,521	558,181	74,876	33,538
NET ASSETS	$8,640,350	$2,602,328,671	$8,533,606	$23,185,268	$18,581,035

Composition of Net Assets:
Paid in capital	$16,838,361	$2,533,743,546	$10,318,506	$24,930,615	$20,719,109
Accumulated income (loss)	(8,198,011)	68,585,125	(1,784,900)	(1,745,347)	(2,138,074)
NET ASSETS	$8,640,350	$2,602,328,671	$8,533,606	$23,185,268	$18,581,035

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2019

			AlphaCentric		AlphaCentric				AlphaCentric
	AlphaCentric		Income		Premium		AlphaCentric		Small Cap
	Asset Rotation		Opportunities		Opportunity		Global		Opportunities
	Fund		Fund		Fund		Innovations Fund		Fund
Net Asset Value Per Share:
Class A Shares (ROTAX, IOFAX, HMXAX, GNXAX, SMZAX):
Net Assets	$5,453,548		$334,480,731		$1,604,320		$4,450,069		$11,976
Shares of beneficial interest outstanding (a)	624,505		27,228,814		85,779		388,273		1,284
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.73		$12.28		$18.70		$11.46		$9.33	(d)
Maximum offering price per share	$9.26	(b)	$12.89	(c)	$19.84	(b)	$12.16	(b)	$9.90	(b)(d)

Class C Shares (ROTCX, IOFCX, HMXCX, GNXCX, SMZCX):
Net Assets	$358,604		$98,681,734		$62,447		$767,120		$927
Shares of beneficial interest outstanding (a)	40,781		8,061,983		3,398		67,864		100
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$8.79		$12.24		$18.38		$11.30		$9.27

Class I Shares (ROTIX, BDRIX, HMXIX, GNXIX, SMZIX):
Net Assets	$2,828,198		$2,169,166,206		$6,866,839		$17,968,079		$18,568,132
Shares of beneficial interest outstanding (a)	325,147		176,354,968		362,726		1,559,448		1,988,143
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$8.70		$12.30		$18.93		$11.52		$9.34

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on March 29, 2019 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS
For the Year and Period Ended March 31, 2019

		AlphaCentric	AlphaCentric		AlphaCentric
	AlphaCentric	Income	Premium	AlphaCentric	Small Cap
	Asset Rotation	Opportunities	Opportunity	Global Innovations	Opportunities
	Fund	Fund	Fund	Fund	Fund *
INVESTMENT INCOME
Dividends (AGIF: Tax withholding of $16,496)	$186,148	$319,401	$—	$183,034	$105,734
Interest	4,825	148,654,965	152,920	28,423	52,363
TOTAL INVESTMENT INCOME	190,973	148,974,366	152,920	211,457	158,097

EXPENSES
Management fees	131,831	35,438,944	152,462	303,822	188,158
Distribution (12b-1) fees:
Class A	17,615	850,096	5,602	18,114	5
Class C	5,071	769,401	1,353	5,528	8
Registration fees	23,009	59,226	33,509	51,354	10,112
Administrative fees	13,776	1,056,495	17,322	30,649	23,000
Audit fees	13,526	34,001	11,096	16,088	15,929
Legal fees	12,474	27,157	10,639	12,150	12,831
Trustees fees and expenses	11,125	12,973	10,041	11,541	10,010
Compliance officer fees	9,499	74,360	7,096	13,265	7,708
Shareholder servicing fees	9,487	1,561,938	10,566	27,135	13,920
MFund service fees	8,165	713,779	7,614	12,293	8,942
Printing and postage expenses	3,777	88,945	3,869	5,463	10,410
Custodian fees	2,609	129,146	3,599	25,981	6,791
Insurance expense	388	45,505	872	1,003	990
Line of Credit fees	—	263,843	—	—	—
Broker expense	—	—	8,323	—	—
Other expenses	1,833	142,852	2,066	7,742	3,474
TOTAL EXPENSES	264,185	41,268,661	286,029	542,128	312,288
Less: Fees waived by the Manager	(110,865)	(4,143,722)	(97,621)	(174,465)	(98,675)
NET EXPENSES	153,320	37,124,939	188,408	367,663	213,613

NET INVESTMENT INCOME (LOSS)	37,653	111,849,427	(35,488)	(156,206)	(55,516)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(1,217,733)	(54,260,116)	(92,485)	(2,020,380)	(2,281,219)
Investments, Securities sold short	—	—	(16,450)	—	—
Foreign Currencies Translation	—	—	—	(22,781)	—
Futures Contracts	—	—	(106,954)	—	—
Options Written	—	—	1,494,532	—	—
	(1,217,733)	(54,260,116)	1,278,643	(2,043,161)	(2,281,219)
Net change in unrealized appreciation (depreciation) on:
Investments	547,340	61,797,651	(104,273)	488,031	150,432
Investments, Securities sold short	—	—	54,668	—	—
Foreign Currencies Translation	—	—	—	(170)	—
Futures Contracts	—	—	(550)	—	—
Options Written	—	—	3,133	—	—
	547,340	61,797,651	(47,022)	487,861	150,432

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(670,393)	7,537,535	1,231,621	(1,555,300)	(2,130,787)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(632,740)	$119,386,962	$1,196,133	$(1,711,506)	$(2,186,303)

*	AlphaCentric Small Cap Opportunities Fund commenced operations as a series of Mutual Fund Series Trust on May 31, 2018.

AGIF - AlphaCentric Global Innovations Fund

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment income	$37,653	$252,258
Net realized gain (loss) from investments	(1,217,733)	2,134,741
Net change in unrealized appreciation (depreciation) on investments	547,340	(710,469)
Net increase (decrease) in net assets resulting from operations	(632,740)	1,676,530

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A (ROTAX)	—	(189,296)
Class C (ROTCX)	—	(5,018)
Class I (ROTIX)	—	(93,255)
Total distributions paid: *
Class A (ROTAX)	(156,302)	—
Class C (ROTCX)	(8,361)	—
Class I (ROTIX)	(87,297)	—
Total distributions to shareholders	(251,960)	(287,569)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (ROTAX)	1,659,369	948,708
Class C (ROTCX)	13,000	47,114
Class I (ROTIX)	80,652	34,045
Net asset value of shares issued in reinvestment of distributions:
Class A (ROTAX)	155,355	188,158
Class C (ROTCX)	8,226	4,941
Class I (ROTIX)	79,691	85,721
Payments for shares repurchased:
Class A (ROTAX)	(3,948,907)	(4,496,400)
Class C (ROTCX)	(290,265)	(309,464)
Class I (ROTIX)	(236,400)	(1,717,862)
Net decrease in net assets from shares of beneficial interest	(2,479,279)	(5,215,039)

TOTAL DECREASE IN NET ASSETS	(3,363,979)	(3,826,078)

NET ASSETS
Beginning of Year	12,004,329	15,830,407
End of Year **	$8,640,350	$12,004,329

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes accumulated undistributed net investment income of $251,926 as of March 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
SHARE ACTIVITY
Class A (ROTAX):
Shares Sold	177,752	99,070
Shares Reinvested	17,515	19,579
Shares Repurchased	(425,054)	(485,719)
Net decrease in shares of beneficial interest outstanding	(229,787)	(367,070)

Class C (ROTCX):
Shares Sold	1,336	5,002
Shares Reinvested	919	509
Shares Repurchased	(30,736)	(33,763)
Net decrease in shares of beneficial interest outstanding	(28,481)	(28,252)

Class I (ROTIX):
Shares Sold	8,796	3,617
Shares Reinvested	9,025	8,948
Shares Repurchased	(25,434)	(187,149)
Net decrease in shares of beneficial interest outstanding	(7,613)	(174,584)

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment income	$111,849,427	$58,120,078
Net realized loss from investments	(54,260,116)	(16,589,855)
Net change in unrealized appreciation on investments	61,797,651	67,478,011
Net increase in net assets resulting from operations	119,386,962	109,008,234

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A (IOFAX)	—	(10,923,758)
Class C (IOFCX)	—	(1,675,771)
Class I (IOFIX)	—	(47,100,706)
From return of capital:
Class A (IOFAX)	(616,256)	—
Class C (IOFCX)	(181,620)	—
Class I (IOFIX)	(3,982,054)	—
Total distributions paid: *
Class A (IOFAX)	(15,611,416)	—
Class C (IOFCX)	(3,020,613)	—
Class I (IOFIX)	(94,531,533)	—
Total distributions to shareholders	(117,943,492)	(59,700,235)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	244,266,206	292,552,394
Class C (IOFCX)	51,192,212	41,838,646
Class I (IOFIX)	1,818,168,485	1,419,367,342
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	14,860,019	9,261,743
Class C (IOFCX)	2,884,456	1,500,260
Class I (IOFIX)	75,867,098	33,315,640
Payments for shares repurchased:
Class A (IOFAX)	(218,408,404)	(128,555,776)
Class C (IOFCX)	(12,480,449)	(6,816,741)
Class I (IOFIX)	(1,078,239,707)	(512,176,856)
Net increase in net assets from shares of beneficial interest	898,109,916	1,150,286,652

TOTAL INCREASE IN NET ASSETS	899,553,386	1,199,594,651

NET ASSETS
Beginning of Year	1,702,775,285	503,180,634
End of Year **	$2,602,328,671	$1,702,775,285

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes accumulated undistributed net investment income of $0 as of March 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	19,827,288	24,315,242
Shares Reinvested	1,211,637	763,445
Shares Repurchased	(17,822,858)	(10,642,448)
Net increase in shares of beneficial interest outstanding	3,216,067	14,436,239

Class C (IOFCX):
Shares Sold	4,174,714	3,482,966
Shares Reinvested	236,015	124,053
Shares Repurchased	(1,019,262)	(561,372)
Net increase in shares of beneficial interest outstanding	3,391,467	3,045,647

Class I (IOFIX):
Shares Sold	147,598,053	116,923,704
Shares Reinvested	6,176,663	2,743,504
Shares Repurchased	(87,830,097)	(41,946,761)
Net increase in shares of beneficial interest outstanding	65,944,619	77,720,447

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment loss	$(35,488)	$(267,121)
Net realized gain (loss) from investments, options contracts, foreign currency translations, shorts and futures	1,278,643	(2,454,493)
Net change in unrealized appreciation (depreciation) on investments, options contracts, foreign currency translations, shorts and futures	(47,022)	92,082
Net increase (decrease) in net assets resulting from operations	1,196,133	(2,629,532)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A (HMXAX)	—	(78,379)
Class C (HMXCX)	—	(6,284)
Class I (HMXIX)	—	(532,319)
Total distributions to shareholders	—	(616,982)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	86,734	3,072,914
Class C (HMXCX)	—	169,090
Class I (HMXIX)	2,280,096	16,669,895
Net asset value of shares issued in reinvestment of distributions:
Class A (HMXAX)	—	76,316
Class C (HMXCX)	—	5,844
Class I (HMXIX)	—	408,478
Payments for shares repurchased:
Class A (HMXAX)	(1,852,370)	(1,493,450)
Class C (HMXCX)	(145,878)	(25,721)
Class I (HMXIX)	(5,728,476)	(15,476,141)
Capital Contribution: (Note 3)
Class A (HMXAX)	—	5,165
Class C (HMXCX)	—	381
Class I (HMXIX)	—	37,684
Net increase (decrease) in net assets from shares of beneficial interest	(5,359,894)	3,450,455

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,163,761)	203,941

NET ASSETS
Beginning of Year	12,697,367	12,493,426
End of Year *	$8,533,606	$12,697,367

*	Net Assets - End of Period includes accumulated undistributed net investment loss of $37,795 as of March 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	5,114	163,864
Shares Reinvested	—	4,103
Shares Repurchased	(108,322)	(81,790)
Net increase (decrease) in shares of beneficial interest outstanding	(103,208)	86,177

Class C (HMXCX):
Shares Sold	—	9,042
Shares Reinvested	—	317
Shares Repurchased	(8,492)	(1,526)
Net increase (decrease) in shares of beneficial interest outstanding	(8,492)	7,833

Class I (HMXIX):
Shares Sold	130,096	892,784
Shares Reinvested	—	21,891
Shares Repurchased	(341,816)	(906,243)
Net increase (decrease) in shares of beneficial interest outstanding	(211,720)	8,432

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2019	March 31, 2018 ***
FROM OPERATIONS
Net investment loss	$(156,206)	$(60,141)
Net realized gain (loss) from investments and foreign currency translations	(2,043,161)	913,890
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	487,861	(88,126)
Net increase (decrease) in net assets resulting from operations	(1,711,506)	765,623

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A (GNXAX)	—	(188,872)
Class C (GNXCX)	—	(2,994)
Class I (GNXIX)	—	(107,316)
Total distributions paid: *
Class A (GNXAX)	(157,765)	—
Class C (GNXCX)	(19,136)	—
Class I (GNXIX)	(473,016)	—
Total distributions to shareholders	(649,917)	(299,182)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	2,311,290	13,682,603
Class C (GNXCX)	748,600	215,100
Class I (GNXIX)	11,681,232	16,099,081
Net asset value of shares issued in reinvestment of distributions:
Class A (GNXAX)	156,412	186,090
Class C (GNXCX)	17,136	1,414
Class I (GNXIX)	428,413	92,637
Payments for shares repurchased:
Class A (GNXAX)	(10,273,742)	(726,896)
Class C (GNXCX)	(169,783)	(10,156)
Class I (GNXIX)	(7,299,324)	(2,059,857)
Net increase (decrease) in net assets from shares of beneficial interest	(2,399,766)	27,480,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,761,189)	27,946,457

NET ASSETS
Beginning of Period	27,946,457	—
End of Period **	$23,185,268	$27,946,457

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the period ended March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes accumulated undistributed net investment income of $0 as of March 31, 2018.

***	AlphaCentric Global Innovations Fund Class A, C and I commenced operations on May 31, 2017.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	March 31, 2019	March 31, 2018 ***
SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	194,696	1,095,611
Shares Reinvested	16,125	15,546
Shares Repurchased	(876,521)	(57,184)
Net increase (decrease) in shares of beneficial interest outstanding	(665,700)	1,053,973

Class C (GNXCX):
Shares Sold	64,980	17,744
Shares Reinvested	1,787	119
Shares Repurchased	(15,968)	(798)
Net increase in shares of beneficial interest outstanding	50,799	17,065

Class I (GNXIX):
Shares Sold	1,000,672	1,323,012
Shares Reinvested	43,940	7,726
Shares Repurchased	(646,356)	(169,546)
Net increase in shares of beneficial interest outstanding	398,256	1,161,192

***	AlphaCentric Global Innovations Fund Class A, C and I commenced operations on May 31, 2017.

See accompanying notes to financial statements.

AlphaCentric Small Cap Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31, 2019 *
FROM OPERATIONS
Net investment loss	$(55,516)
Net realized loss from investments	(2,281,219)
Net change in unrealized appreciation on investments	150,432
Net decrease in net assets resulting from operations	(2,186,303)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SMZAX)	11,950
Class C (SMZCX)	1,000
Class I (SMZIX)	31,001,717
Payments for shares repurchased:
Class I (SMZIX)	(10,247,329)
Net increase in net assets from shares of beneficial interest	20,767,338

TOTAL INCREASE IN NET ASSETS	18,581,035

NET ASSETS
Beginning of Period	—
End of Period	$18,581,035

*	AlphaCentric Small Cap Opportunities Fund Class A, C and I commenced operations on May 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Small Cap Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

Period Ended
March 31, 2019 *
SHARE ACTIVITY
Class A (SMZAX):
Shares Sold	1,284
Net increase in shares of beneficial interest outstanding	1,284

Class C (SMZCX):
Shares Sold	100
Net increase in shares of beneficial interest outstanding	100

Class I (SMZIX):
Shares Sold	3,170,946
Shares Repurchased	(1,182,803)
Net increase in shares of beneficial interest outstanding	1,988,143

*	AlphaCentric Small Cap Opportunities Fund Class A, C and I commenced operations on May 31, 2018.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class A (ROTAX)	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.56	$8.67	$8.96	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.03	0.17	0.09	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.62)	0.94	(0.15)	(0.96)	0.13	(9)
Total from investment operations	(0.59)	1.11	(0.06)	(0.84)	0.16
Less distributions from:
Net investment income	(0.24)	(0.22)	(0.23)	—	(0.05)
Net realized gains	—	—	—	(0.31)	—
Total distributions	(0.24)	(0.22)	(0.23)	(0.31)	(0.05)
Net asset value, end of period	$8.73	$9.56	$8.67	$8.96	$10.11
Total return (3)	(6.26)%	12.79%	(0.60)%	(8.38)%	1.55	% (6)
Net assets, at end of period (000s)	$5,454	$8,165	$10,589	$18,613	$43,358
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.54%	2.45%	2.11%	2.11%	1.98%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)(8)	0.31%	1.78%	1.09%	1.22%	0.43%
Portfolio Turnover Rate	614%	494%	691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class A commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	March 31,	March 31,		March 31,	March 31,	March 31,
Class C (ROTCX)	2019	2018		2017	2016	2015 (1)
Net asset value, beginning of period	$9.63	$8.67		$8.89	$10.11	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.05)	0.09		0.03	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	(0.61)	0.94		(0.15)	(0.94)	0.18	(9)
Total from investment operations	(0.66)	1.03		(0.12)	(0.91)	0.15
Less distributions from:
Net investment income	(0.18)	(0.07)		(0.10)	—	(0.04)
Net realized gains	—	—		—	(0.31)	—
Total distributions	(0.18)	(0.07)		(0.10)	(0.31)	(0.04)
Net asset value, end of period	$8.79	$9.63		$8.67	$8.89	$10.11
Total return (3)	(6.90)%	11.85	% (10)	(1.35)%	(9.08)%	1.47	% (6)
Net assets, at end of period (000s)	$359	$667		$845	$2,279	$1,926
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	3.29%	3.20%		2.86%	2.86%	2.73%
Ratio of net expenses to average net assets after expense reimbursement or recapture(5)(7)	2.24%	2.24%		2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets (5)(7)(8)	(0.50)%	1.00%		0.33%	0.36%	(0.44)%
Portfolio Turnover Rate	614%	494%		691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class C shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Asset Rotation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class I (ROTIX)	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.53	$8.66	$8.99	$10.12	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.20	0.12	0.13	0.05
Net realized and unrealized gain (loss) on investments	(0.62)	0.93	(0.17)	(0.95)	0.12	(9)
Total from investment operations	(0.56)	1.13	(0.05)	(0.82)	0.17
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.28)	—	(0.05)
Net realized gains	—	—	—	(0.31)	—
Total distributions	(0.27)	(0.26)	(0.28)	(0.31)	(0.05)
Net asset value, end of period	$8.70	$9.53	$8.66	$8.99	$10.12
Total return (3)	(5.92)%	13.05%	(0.42)%	(8.18)%	1.72	% (6)
Net assets, at end of period (000s)	$2,828	$3,172	$4,396	$13,557	$20,840
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(7)	2.29%	2.20%	1.86%	1.86%	1.73%
Ratio of net expenses to average net assets after expense reimbursement (5)(7)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (5)(7)(8)	0.62%	2.20%	1.44%	1.37%	0.85%
Portfolio Turnover Rate	614%	494%	691%	593%	238	% (6)

(1)	The AlphaCentric Asset Rotation Fund Class I shares commenced operations on July 31, 2014.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended	Period Ended
	March 31,		March 31,		March 31,	March 31,
Class A (IOFAX)	2019		2018		2017	2016 (1)
Net asset value, beginning of period	$12.23		$11.46		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.56		0.58		0.50	0.39
Net realized and unrealized gain on investments	0.08		0.76		0.78	0.69	(8)
Total from investment operations	0.64		1.34		1.28	1.08
Less distributions from:
Net investment income	(0.57)		(0.57)		(0.53)	(0.35)
Return of capital	(0.02)		—		(0.01)	(0.01)
Total distributions	(0.59)		(0.57)		(0.54)	(0.36)
Paid-in-Capital From Redemption Fees	—		—		0.00 (9)	—
Net asset value, end of period	$12.28		$12.23		$11.46	$10.72
Total return (3)	5.31%		11.91%		12.22%	10.82	% (6)
Net assets, at end of period (000s)	$334,481		$293,712		$109,712	$27,654
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.92	% (11)	1.97	% (10)	2.08%	2.26%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.75	% (11)	1.77	% (10)	1.74%	1.74%
Ratio of net investment income to average net assets (5)(7)	4.56%		4.79%		4.39%	4.35%
Portfolio Turnover Rate	33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class A shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(11)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended	Period Ended
	March 31,		March 31,		March 31,	March 31,
Class C (IOFCX)	2019		2018		2017	2016 (1)
Net asset value, beginning of period	$12.20		$11.43		$10.71	$10.00
Activity from investment operations:
Net investment income (2)	0.47		0.49		0.39	0.34
Net realized and unrealized gain on investments	0.07		0.77		0.81	0.68	(8)
Total from investment operations	0.54		1.26		1.20	1.02
Less distributions from:
Net investment income	(0.48)		(0.49)		(0.47)	(0.30)
Return of capital	(0.02)		—		(0.01)	(0.01)
Total distributions	(0.50)		(0.49)		(0.48)	(0.31)
Paid-in-Capital From Redemption Fees	—		—		0.00 (9)	—
Net asset value, end of period	$12.24		$12.20		$11.43	$10.71
Total return (3)	4.50%		11.17	% (10)	11.36%	10.19	% (6)
Net assets, at end of period (000s)	$98,682		$56,959		$18,574	$1,118
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.68	% (12)	2.72	% (11)	2.83%	3.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.50	% (12)	2.52	% (11)	2.49%	2.49%
Ratio of net investment income to average net assets (5)(7)	3.80%		4.05%		3.42%	3.78%
Portfolio Turnover Rate	33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class C shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Year Ended	Period Ended
	March 31,		March 31,		March 31,	March 31,
Class I (IOFIX)	2019		2018		2017	2016 (1)
Net asset value, beginning of period	$12.25		$11.47		$10.72	$10.00
Activity from investment operations:
Net investment income (2)	0.59		0.62		0.52	0.43
Net realized and unrealized gain on investments	0.08		0.76		0.80	0.67	(8)
Total from investment operations	0.67		1.38		1.32	1.10
Less distributions from:
Net investment income	(0.60)		(0.60)		(0.56)	(0.37)
Return of capital	(0.02)		—		(0.01)	(0.01)
Total distributions	(0.62)		(0.60)		(0.57)	(0.38)
Paid-in-Capital From Redemption Fees	—		—		0.00 (9)	—
Net asset value, end of period	$12.30		$12.25		$11.47	$10.72
Total return (3)	5.56%		12.25	% (10)	12.56%	11.00	% (6)
Net assets, at end of period (000s)	$2,169,166		$1,352,105		$374,895	$73,073
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	1.68	% (12)	1.72	% (11)	1.83%	2.01%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.50	% (12)	1.52	% (11)	1.49%	1.49%
Ratio of net investment income to average net assets (5)(7)	4.80%		5.06%		4.56%	4.85%
Portfolio Turnover Rate	33%		31%		10%	6	% (6)

(1)	The AlphaCentric Income Opportunities Fund Class I shares commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(9)	Less than $0.01

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.03% for the year ended March 31, 2018 attributed to line of credit fees which are not subject to waiver by the manager.

(12)	Includes 0.01% for the year ended March 31, 2019 attributed to line of credit fees which are not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class A (HMXAX)	2019		2018		2017 (1)
Net asset value, beginning of period	$16.26		$18.54		$18.06
Activity from investment operations:
Net investment loss (2)	(0.10)		(0.28)		(0.21)
Net realized and unrealized gain (loss) on investments	2.54		(1.44)		0.72	(8)
Total from investment operations	2.44		(1.72)		0.51
Less distributions from:
Net realized gains	—		(0.56)		(0.03)
Total distributions	—		(0.56)		(0.03)
Net asset value, end of period	$18.70		$16.26		$18.54
Total return (3)	15.01%		(9.68	)% (9)(10)	2.82	% (6)
Net assets, at end of period (000s)	$1,604		$3,073		$1,906
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.47	% (13)	3.07	% (12)	4.32	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.32	% (13)	2.60	% (12)	2.60	% (11)
Ratio of net investment loss to average net assets (5)	(0.61	)% (13)	(1.54	)% (12)	(2.27	)% (11)
Portfolio Turnover Rate (7)	54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class A commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the A shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.90)% for the A shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.36% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.08% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class C (HMXCX)	2019		2018		2017 (1)
Net asset value, beginning of period	$16.10		$18.49		$18.06
Activity from investment operations:
Net investment loss (2)	(0.23)		(0.42)		(0.31)
Net realized and unrealized gain (loss) on investments	2.51		(1.41)		0.77	(8)
Total from investment operations	2.28		(1.83)		0.46
Less distributions from:
Net realized gains	—		(0.56)		(0.03)
Total distributions	—		(0.56)		(0.03)
Net asset value, end of period	$18.38		$16.10		$18.49
Total return (3)	14.16%		(10.30	)% (9)(10)	2.54	% (6)
Net assets, at end of period (000s)	$62		$191		$75
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	4.23	% (13)	3.80	% (12)	5.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	3.06	% (13)	3.34	% (12)	3.35	% (11)
Ratio of net investment loss to average net assets (5)	(1.37	)% (13)	(2.29	)% (12)	(3.02	)% (11)
Portfolio Turnover Rate (7)	54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class C commenced operations on September 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.22% for the C shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (10.52)% for the C shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.35% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.07% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended		Period Ended
	March 31,		March 31,		March 31,
Class I (HMXIX)	2019		2018		2017 (1)
Net asset value, beginning of period	$16.42		$18.57		$18.06
Activity from investment operations:
Net investment loss (2)	(0.05)		(0.28)		(0.19)
Net realized and unrealized gain (loss) on investments	2.56		(1.31)		0.73	(8)
Total from investment operations	2.51		(1.59)		0.54
Less distributions from:
Net realized gains	—		(0.56)		(0.03)
Total distributions	—		(0.56)		(0.03)
Net asset value, end of period	$18.93		$16.42		$18.57
Total return (3)	15.29%		(8.94	)% (9)(10)	2.98	% (6)
Net assets, at end of period (000s)	$6,867		$9,433		$10,512
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.20	% (13)	2.90	% (12)	4.07	% (11)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.09	% (13)	2.46	% (12)	2.35	% (11)
Ratio of net investment loss to average net assets (5)	(0.32	)% (13)	(1.48	)% (12)	(2.02	)% (11)
Portfolio Turnover Rate (7)	54%		0%		0	% (6)

(1)	AlphaCentric Premium Opportunity Fund Class I commenced operations on August 31, 2011 and does not include performance prior to September 30, 2016 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions during the period.

(9)	Includes increase from payments made by affiliated parties of 0.28% for the I shares for March 31, 2018 related to the pricing error reimbursement. Without these transactions, total return would have been (9.22)% for the I shares for March 31, 2018.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(11)	Includes 0.36% for the period ended March 31, 2017 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(12)	Includes 0.47% for the year ended March 31, 2018 attributable to margin expense on short sales, which is not subject to waiver by the manager.

(13)	Includes 0.10% for the year ended March 31, 2019 attributable to margin expense on short sales, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class A (GNXAX)	2019		2018 (1)
Net asset value, beginning of period	$12.50		$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	(0.62)		2.81
Total from investment operations	(0.72)		2.72
Less distributions from:
Net realized gains	(0.32)		(0.22)
Total distributions	(0.32)		(0.22)
Net asset value, end of period	$11.46		$12.50
Total return (3)	(5.29)%		27.33	% (6)
Net assets, at end of period (000s)	$4,450		$13,178
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.41	% (7)	2.30%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.67	% (7)	1.65%
Ratio of net investment loss to average net assets (5)	(0.84)%		(0.85)%
Portfolio Turnover Rate	297%		178	% (6)

(1)	AlphaCentric Global Innovations Fund Class A commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class C (GNXCX)	2019		2018 (1)
Net asset value, beginning of period	$12.43		$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments	(0.64)		2.81
Total from investment operations	(0.81)		2.65
Less distributions from:
Net realized gains	(0.32)		(0.22)
Total distributions	(0.32)		(0.22)
Net asset value, end of period	$11.30		$12.43
Total return (3)	(6.05)%		26.63	% (6)
Net assets, at end of period (000s)	$767		$212
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	3.17	% (7)	3.25%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	2.41	% (7)	2.40%
Ratio of net investment loss to average net assets (5)	(1.50)%		(1.57)%
Portfolio Turnover Rate	297%		178	% (6)

(1)	AlphaCentric Global Innovations Fund Class C commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Global Innovations Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Period Ended
	March 31,		March 31,
Class I (GNXIX)	2019		2018 (1)
Net asset value, beginning of period	$12.54		$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.64)		2.80
Total from investment operations	(0.70)		2.76
Less distributions from:
Net realized gains	(0.32)		(0.22)
Total distributions	(0.32)		(0.22)
Net asset value, end of period	$11.52		$12.54
Total return (3)	(5.11)%		27.73	% (6)
Net assets, at end of period (000s)	$17,968		$14,556
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.16	% (7)	2.76%
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.42	% (7)	1.40%
Ratio of net investment loss to average net assets (5)	(0.53)%		(0.42)%
Portfolio Turnover Rate	297%		178	% (6)

(1)	AlphaCentric Global Innovations Fund Class I commenced operations on May 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.02% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Small Cap Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Period Ended March 31, 2019	Class A (SMZAX) (1)		Class C (SMZCX) (1)		Class I (SMZIX) (1)
Net asset value, beginning of period	$10.00		$10.00		$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)		(0.11)		(0.03)
Net realized and unrealized loss on investments	(0.64)		(0.62)		(0.63)
Total from investment operations	(0.67)		(0.73)		(0.66)
Net asset value, end of period (000’s)	$9.33		$9.27		$9.34
Total return (3)(6)	(6.70)%		(7.30)%		(6.60)%
Net assets, at end of period (000s)	$12		$1		$18,568
Ratio of gross expenses to average net assets before expense reimbursement or recapture (4)(5)	2.32	% (7)	3.07	% (7)	2.07	% (7)
Ratio of net expenses to average net assets after expense reimbursement or recapture (5)	1.66	% (7)	2.41	% (7)	1.41	% (7)
Ratio of net investment loss to average net assets (5)	(0.41	)% (7)	(1.38	)% (7)	(0.37	)% (7)
Portfolio Turnover Rate (6)	182%		182%		182%

(1)	AlphaCentric Small Cap Opportunities Fund Class A, Class C and Class I commenced operations on May 31, 2018.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended March 31, 2019 attributable to interest expense, which is not subject to waiver by the manager.

See accompanying notes to financial statements.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2019

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of forty-one series. These financial statements include the following series: AlphaCentric Asset Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund (formerly known as AlphaCentric Hedged Market Opportunity Fund), AlphaCentric Global Innovations Fund and AlphaCentric Small Cap Opportunities Fund (each a “Fund” or collectively the “Funds”). The Funds are registered as non-diversified series of the Trust. The Funds’ investment manager is AlphaCentric Advisors, LLC (the “Manager” or “AlphaCentric”).

AlphaCentric Asset Rotation Fund (“AARF”), commenced operations on July 31, 2014. AARF’s investment objective is to achieve long-term capital appreciation. The Fund’s sub-advisor is Keystone Wealth Advisors, LLC.

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Premium Opportunity Fund (“APOF”), formerly known as AlphaCentric Hedged Market Opportunity Fund, prior to March 15, 2019, commenced operations as a series of Mutual Fund Series Trust on September 30, 2016. The predecessor fund of APOF Class I commenced operations on August 31, 2011, as a private investment fund. APOF’s investment objective is to achieve long-term capital appreciation.

The APOF acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the APOF, so the Predecessor Fund became the Class I shares of the APOF Fund. The net asset value of the APOF’s shares on the close of business September 30, 2016, after the reorganization, was $18.06 for Class I shares and received cash valued at $2,294,579 in exchange for 127,053 Class I shares. Class A shares and Class C shares commenced operations on September 30, 2016.

AlphaCentric Global Innovations Fund (“AGIF”), commenced operations on May 31, 2017. AGIF’s investment objective is to achieve long-term capital appreciation. The Fund’s sub-advisor was Pacific View Asset Management, LLC until November 30, 2018. Effective December 1, 2018, the Fund’s sub-advisor is Contego Capital Group, Inc.

AlphaCentric Small Cap Opportunities Fund (“ASCOF”), commenced operations on May 31, 2018. ASCOF’s investment objective is to achieve long-term capital appreciation. The Fund’s sub-advisor is Pacific View Asset Management, LLC.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 - Financial Services – Investment Companies including FASB Accounting Standard Update (“ASU”) 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In certain circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2019 for the Funds’ assets and liabilities measured at fair value:

AlphaCentric Asset Rotation Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Exchange Traded Funds (b)	$8,440,815	$—	$—	$8,440,815
Total	$8,440,815	$—	$—	$8,440,815

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

AlphaCentric Income Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Asset Backed Securities	$—	$4,621,876	$4,184,796	$8,806,672
Non-Agency Residential Mortgage Backed Securities	—	2,398,160,408	—	2,398,160,408
Private Placement	—	—	1,596,049	1,596,049
Real Estate Investment Trusts (REIT)	30,774,716	—	—	30,774,716
Total	$30,774,716	$2,402,782,284	$5,780,845	$2,439,337,845

AlphaCentric Premium Opportunity Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications * +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Exchange Traded Fund	$136,136	$—	$—	$136,136
Purchased Call Options	84,405	—	—	84,405
Purchased Put Options	327,080	—	—	327,080
Short-Term Investments	327,271	—	—	327,271
Unrealized Appreciation on Open Long Futures Contracts	275	—	—	275
U.S. Government Treasury Obligations	—	7,316,090	—	7,316,090
Total	$875,167	$7,316,090	$—	$8,191,257

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications * +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Exchange Traded Fund - Short	$155,600	$—	$—	$155,600
Written Call Options	67,830	—	—	67,830
Written Put Options	301,835	—	—	301,835
Unrealized Depreciation on Open Short Futures Contracts	825	—	—	825
Total	$526,090	$—	$—	$526,090

AlphaCentric Global Innovations Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$21,459,084	$—	$—	$21,459,084
Total	$21,459,084	$—	$—	$21,459,084

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

AlphaCentric Small Cap Opportunities Fund

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$17,457,099	$—	$—	$17,457,099
Short-Term Investment	1,127,962	—	—	1,127,962
Total	$18,585,061	$—	$—	$18,585,061

A reconciliation used in determining AIOF’s Level 3 securities is shown in the Level 3 input table below.

(a)	During the year and period ended March 31, 2019, the Funds held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Portfolios of Investments.

+	See Portfolios of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized gain or loss on futures contracts open as of March 31, 2019.

The following table summarizes the valuation techniques and significant unobservable inputs used for the AIOF’s investments that are categorized within Level 3 of the fair value hierarchy as of March 31, 2019:

	Private Placement	Asset Backed Securities
Beginning Balance	$1,898,366	$4,754,438
Total realized gain (loss)	—	—
Appreciation (Depreciation)	(302,317)	(322,478)
Cost of Purchases	—	—
Proceeds from Sales	—	—
Proceeds from Principal	—	(247,164)
Accrued Interest	—	—
Net transfers in/out of level 3	—	—
Ending Balance	$1,596,049	$4,184,796

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2019, are as follows:

	Fair Value at	Valuation		Range of Inputs
Assets (at fair value)	March 31, 2019	Technique	Unobservable Inputs	(Weighted Average)

Amur Finance VI LLC, 8.000% due 12/20/2024	$4,184,796	Broker Quote/Index Approach	2 Year Treasury Note	5% Daily Change

AMUR Finance Company, Inc. 18.000% due 7/27/2021	$1,596,049	Index Approach	Acquistion Value	$100
			2 Year Treasury Note	5% Daily Change

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended March 31, 2019, APOF invested in futures contracts.

During the year ended March 31, 2019, APOF is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2019.

Gross Amounts Not Offset in
the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of	the Statement of	Financial	Collateral
	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received		Net Amount
Future Contracts	$275	$—	$275	$275	$—		$—
Total	$275	$—	$275	$275	$—		$—

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of	the Statement of	Financial	Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged		Net Amount
Future Contracts	$825	$—	$825	$(825)	$—	(1)	$—
Total	$825	$—	$825	$(825)	$—		$—

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended March 31, 2019, APOF invested in options.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at March 31, 2019, were as follows:

				Fair value of asset/liability
Fund	Derivative	Risk Type	Location of derivatives on Statement of Assets and Liabilities	derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Future Contracts	Equity	Unrealized appreciation on futures contracts	$275
	Future Contracts	Equity	Unrealized depreciation on futures contracts	(825)
	Options Purchased	Equity	Investments, At Value	411,485
	Options Written	Equity	Options written	(369,665)
			Totals	$41,270

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2019, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
AlphaCentric Premium Opportunity Fund (HMXAX, HMXCX, HMXIX)
	Options Purchased	Equity	Net realized gain (loss) from investments	$(78,326)
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments	(115,885)
			Totals	$(194,211)

	Options Written	Equity	Net realized gain (loss) from Options Written	$1,494,532
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on Options Written	3,133
			Totals	$1,497,665

	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$(106,954)
	Future Contracts	Equity	Net change in unrealized appreciation (depreciation) on Future Contracts	(550)
				$(107,504)

The value of derivative instruments outstanding as of March 31, 2019 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the APOF.

Credit Facility –

AIOF entered into a revolving, uncommitted line of credit with Huntington National Bank on March 17, 2016 of an initial loan amount of $10,000,000 (the “Revolving Credit Agreement”). Several amendments have been made to the Revolving Credit Agreement form March 17, 2016 through the most recent amendment, increasing the loan amount. The most recent amendment, effective November 30, 2017, was made to the Revolving Credit Agreement to increase the amount available to the Fund under the credit facility, to $150,000,000, which was set to expire November 29, 2018. Under this amendment, an annual fee is assessed on the Fund equal to ..125% of the maximum borrowings of $150,000,000. Borrowings under the Revolving Credit Agreement bore interest at LIBOR plus 150 basis points per annum. As compensation for holding the lending commitment, the Fund paid a commitment fee at the rate of .125% per annum on the unused portion of the commitment. The fee was payable quarterly in arrears. For the period November 30, 2017 through July 31,2018, amounts outstanding to the Fund under the credit facility at no time shall exceed in the aggregate the lessor of (a) $150,000,000; (b) 20% of the Fund’s daily market value. The Fund terminated its line of credit agreement with Huntington National Bank as July 31, 2018.

Effective August 1, 2018, AIOF entered into a revolving, uncommitted $200,000,000 line of credit with U.S. Bank National Association (the “Revolving Credit Agreement”) and is set to expire on July 31, 2019. Borrowings under the Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period August 1, 2018 through March 31, 2019, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $200,000,000; (b) 15% of the gross market value of the Fund.

For the year ended March 31, 2019, the interest expense was $263,843 for the Fund. There were no borrowings outstanding as of March 31, 2019. The average borrowings for the year ended March 31, 2019, for the Fund for the period the line was drawn, April 1, 2018 through March 31, 2019, was $34,529,742 at an average borrowing rate of 4.33%. At March 31, 2019, the maximum borrowing interest rate was 4.50%.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

b)        Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

During the year or period ended March 31, 2019, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of March 31, 2019, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2016 to March 31, 2018, or expected to be taken in the Funds’ March 31, 2019 year-end tax return. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds’ filings is presently in progress.

c)        Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for AARF, APOF, AGIF and ASCOF. AIOF makes monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)        Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)        Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)        Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the AARF, APOF, AGIF and ASCOF. A maximum sales charge of 4.75% is imposed on Class A shares of AIOF.

Commodity Risk: Investing in the commodities markets may subject the APOF Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk: For APOF, the successful use of futures contracts draws upon the manager’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: AIOF and APOF may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, APOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(2)	INVESTMENT TRANSACTIONS

For the year or period ended March 31, 2019, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
AlphaCentric Asset Rotation Fund	$63,515,841	$66,148,111
AlphaCentric Income Opportunities Fund	$1,487,660,602	$759,260,260
AlphaCentric Premium Opportunity Fund	$153,180	$17,048
AlphaCentric Global Innovations Fund	$67,782,016	$70,183,422
AlphaCentric Small Cap Opportunities Fund	$48,629,139	$29,032,317

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment manager to the Funds pursuant to the terms of the Management Agreement with the Trust. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets of the AARF, AGIF and ASCOF, 1.50% of the AIOF and 1.75% of the APOF, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year or period ended March 31, 2019, management fees of $131,831, $35,438,944, $152,462, $303,822, and $188,158 were incurred by AARF, AIOF, APOF, AGIF and ASCOF respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.49%, 2.24% and 1.24% of average daily net assets for Class A, Class C and Class I shares, respectively, for AARF through July 31, 2019, 1.74%, 2.49% and 1.49% of average daily net assets for Class A, Class C and Class I shares, respectively, for AIOF through July 31, 2019, 2.24%, 2.99% and 1.99% of average daily net assets for Class A, Class C and Class I shares, respectively, for APOF through July 31, 2019 and

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

1.65%, 2.40% and 1.40% of average daily net assets for Class A, Class C and Class I shares, respectively, for AGIF and ASCOF through July 31, 2019. Each waiver or reimbursement by the Manager is subject to recoupment by the Funds within three years from when that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board. For the year or period ended March 31, 2019, management fees waived by AARF, AIOF, APOF, AGIF and ASCOF were $110,865, $4,143,722, $97,621, $174,465 and $98,675, respectively, pursuant to the Expense Limitation Agreement.

For the year ended or period ended March 31, 2019, the Manager has waived/reimbursed expenses of the Funds that may be recovered no later than March 31 for the years indicated below:

	2020	2021	2022
AlphaCentric Asset Rotation Fund	$153,353	$130,690	$110,865
AlphaCentric Income Opportunities Fund	$716,720	$2,347,888	$4,143,722
AlphaCentric Premium Opportunity Fund	$56,559	$79,551	$97,621
AlphaCentric Global Innovations Fund	—	$90,760	$174,465
AlphaCentric Small Cap Opportunities Fund	—	—	$98,675

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year or period ended March 31, 2019, AARF, AIOF, APOF, AGIF and ASCOF incurred $8,165, $713,779, $7,614 $12,293 and $8,942 for such fees, respectively, pursuant to the Management Services Agreement.

During the year or period ended March 31, 2019, BTIG, LLC, a registered broker/dealer and an affiliate of the Manager and Pacific View Asset Management executed trades on behalf of the AGIF and ASCOF. BTIG, LLC received $73,486 from AGIF in brokerage commissions from March 31, 2018 to November 30, 2018. BTIG, LLC received $171 from ASCOF in brokerage commissions from May 31, 2018 to March 31, 2019.

A trustee and officer of the Trust is also the controlling member of MFund and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) and Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Effective June 1, 2018, the Independent Trustees are paid a quarterly flat rate of $30,000 for all funds in the Trust. Prior to June 1, 2018, the Independent Trustees were paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Master Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

For the year or period ended March 31, 2019, the Distributor received the following in underwriter commissions from the sale of shares of the Funds:

AlphaCentric Asset Rotation Fund	$4,362
AlphaCentric Income Opportunities Fund	770,399
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Global Innovations Fund	46,893
AlphaCentric Small Cap Opportunities Fund	—
$821,654

During the year ended March 31, 2018, APOF had a NAV error which impacted the shareholders of the Fund. Related parties to the Fund reimbursed the Fund for the amount of the loss to the Fund. The reimbursement is included in the Statement of Changes in Net Assets under ‘Capital Contribution’.

(4)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2019, Charles Schwab and LPL Financial held 57.9% and 26.6%, respectively, of the voting securities of the AARF Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab and LPL Financial are also owned beneficially.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the years or periods ended March 31, 2019 and March 31, 2018 was as follows:

For the year or period ended March 31, 2019:

	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Asset Rotation Fund	$251,960	$—	$—	$—	$251,960
AlphaCentric Income Opportunities Fund	113,163,562	—	4,779,930	—	117,943,492
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Global Innovations Fund	649,657	—	260	—	649,917
AlphaCentric Small Cap Opportunities Fund	—	—	—	—	—

For the year or period ended March 31, 2018:

	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
AlphaCentric Asset Rotation Fund	$287,569	$—	$—	$287,569
AlphaCentric Income Opportunities Fund	58,975,675	—	724,560	59,700,235
AlphaCentric Premium Opportunity Fund	90,601	518,071	8,310	616,982
AlphaCentric Global Innovations Fund	299,182	—	—	299,182
AlphaCentric Small Cap Opportunities Fund	—	—	—	—

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AlphaCentric Asset Rotation Fund	$—	$37,619	$—	$(874,285)	$(7,356,180)	$—	$(5,165)	$(8,198,011)
AlphaCentric Income Opportunities Fund	—	—	—	(16,986,150)	(57,084,490)	—	142,655,765	68,585,125
AlphaCentric Premium Opportunity Fund	—	—	—	(1,791)	(1,847,394)	—	64,285	(1,784,900)
AlphaCentric Global Innovations Fund	—	—	—	(353,449)	(607,206)	—	(784,692)	(1,745,347)
AlphaCentric Small Cap Opportunities Fund	—	—	—	(1,213,597)	(50,178)	—	(874,299)	(2,138,074)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, and mark-to-market on Section 1256 contacts.

The unrealized appreciation (depreciation) for AGIF in the table above includes unrealized foreign currency losses of $(157).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such later year losses as follows:

Late Year
Portfolio	Losses
AlphaCentric Asset Rotation Fund	$—
AlphaCentric Income Opportunities Fund	—
AlphaCentric Premium Opportunity Fund	1,791
AlphaCentric Global Innovations Fund	37,784
AlphaCentric Small Cap Opportunities Fund	7,287

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
AlphaCentric Asset Rotation Fund	$874,285
AlphaCentric Income Opportunities Fund	16,986,150
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Global Innovations Fund	315,665
AlphaCentric Small Cap Opportunities Fund	1,206,310

At March 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
AlphaCentric Asset Rotation Fund	$7,356,180	$—	$7,356,180
AlphaCentric Income Opportunities Fund	48,035,599	9,048,891	57,084,490
AlphaCentric Premium Opportunity Fund	745,647	1,101,747	1,847,394
AlphaCentric Global Innovations Fund	607,206	—	607,206
AlphaCentric Small Cap Opportunities Fund	50,178	—	50,178

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Permanent book and tax differences, primarily attributable to net operating losses and non deductible expenses resulted in reclassifications for the Funds for the period ended March 31, 2019 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
AlphaCentric Asset Rotation Fund	$—	$—
AlphaCentric Income Opportunities Fund	—	—
AlphaCentric Premium Opportunity Fund	(71,417)	71,417
AlphaCentric Global Innovations Fund	(141,463)	141,463
AlphaCentric Small Cap Opportunities Fund	(48,229)	48,229

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Portfolio	Tax Cost	Appreciation	Depreciation	(Depreciation)
AlphaCentric Asset Rotation Fund	$8,445,980	$33,116	$(38,281)	$(5,165)
AlphaCentric Income Opportunities Fund	2,296,682,080	229,046,269	(86,390,504)	142,655,765
AlphaCentric Premium Opportunity Fund	7,600,882	84,587	(20,302)	64,285
AlphaCentric Global Innovations Fund	22,243,619	2,113,321	(2,897,856)	(784,535)
AlphaCentric Small Cap Opportunities Fund	19,459,360	802,577	(1,676,876)	(874,299)

(7)	UNDERLYING FUND RISK

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of AARF will be directly affected by the performance of the Vanguard Extended Market ETF The financial statements of the Vanguard Extended Market ETF, including the portfolio of investments, can be found at Vanguard’s website www.vanguard.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2019, the percentage of net assets invested in Vanguard Extended Market ETF was 42.8% for AARF.

(8)	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

AlphaCentric Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Asset Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund (formerly, AlphaCentric Hedged Market Opportunity Fund), AlphaCentric Global Innovations Fund, and AlphaCentric Small Cap Opportunities Fund and Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AlphaCentric Asset Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Global Innovations Fund, and AlphaCentric Small Cap Opportunities Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended, for AlphaCentric Asset Rotation Fund, AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, and AlphaCentric Global Innovations Fund, and the statements of operations and changes in net assets, including the related notes, and financial highlights for the period May 31, 2018 (commencement of operations) through March 31, 2019, for AlphaCentric Small Cap Opportunities Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of their operations for the year or period ended, and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, issuer, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Chicago, Illinois

May 30, 2019

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2019

As a shareholder of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2018	3/31/2019	Period *	3/31/2019	Period **

AlphaCentric Asset Rotation Fund – Class A	1.49%	$1,000.00	$916.30	$7.12	$1,017.50	$7.49
AlphaCentric Asset Rotation Fund – Class C	2.24%	$1,000.00	$913.00	$10.68	$1,013.76	$11.25
AlphaCentric Asset Rotation Fund – Class I	1.24%	$1,000.00	$917.70	$5.93	$1,018.75	$6.24

AlphaCentric Income Opportunities Fund – Class A	1.75%	$1,000.00	$1,013.40	$8.79	$1,016.20	$8.80
AlphaCentric Income Opportunities Fund – Class C	2.50%	$1,000.00	$1,009.80	$12.54	$1,012.46	$12.55
AlphaCentric Income Opportunities Fund – Class I	1.50%	$1,000.00	$1,015.40	$7.54	$1,017.45	$7.55

AlphaCentric Premium Opportunity Fund – Class A	2.32%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59
AlphaCentric Premium Opportunity Fund – Class C	3.06%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59
AlphaCentric Premium Opportunity Fund – Class I	2.09%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59

AlphaCentric Global Innovations Fund – Class A	1.65%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59
AlphaCentric Global Innovations Fund – Class C	2.40%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59
AlphaCentric Global Innovations Fund – Class I	1.40%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59

AlphaCentric Small Cap Opportunities Fund – Class A	1.65%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59
AlphaCentric Small Cap Opportunities Fund – Class C	2.40%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59
AlphaCentric Small Cap Opportunities Fund – Class I	1.40%	$1,000.00	$1,021.70	$7.61	$1,021.70	$7.59

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 182/365 (to reflect the full half-year period).

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2019

Consideration and Renewal of Sub-Advisory Agreement between AlphaCentric Advisors LLC and Contego Asset Management

In connection with a meeting held on November 19, 2018 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”) and Contego Capital LLC (“Contego”), with respect to the AlphaCentric Global Innovations Fund (“AlphaCentric GI”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Contego’s responses to a series of questions regarding, among other things, Contego’s services provided to AlphaCentric GI, comparative fee and expense information, and Contego’s profitability from managing AlphaCentric GI.

Nature, Extent and Quality of Services. The Board reviewed the business experience and academic credentials of the key personnel at Contego, and observed that such personnel, including the portfolio manager, were from AlphaCentric GI’s current sub-advisor. The Board noted that Contego engaged a third-party for administrative and compliance services. The Board remarked that Contego would furnish AlphaCentric GI advice and recommendations with respect to the investment of its assets and purchase and sale of portfolio securities, would manage and oversee AlphaCentric GI’s investments to ensure compliance with investment restrictions and limitations, and maintain records and furnish reports about AlphaCentric GI’s assets as required. The Board discussed that Contego would provide fundamental and quantitative equity research, account reconciliations, recordkeeping, compliance, disaster recovery and trading services for AlphaCentric GI. The Board acknowledged that Contego would select broker dealers on the basis of best execution, ability to handle large trades, and responsiveness and reliability. The Board observed that Contego had adequate errors and omissions insurance coverage. The Board agreed that Contego had the resources necessary to provide quality services to AlphaCentric GI.

Performance. The Board noted that AlphaCentric GI outperformed the MSCI AC World Index over the 1-year and since-inception periods. The Board noted that similarly managed accounts of the portfolio managers had outperformed the S&P 500 TR Index over the 1-year and since-inception periods. The Board concluded that Contego had the ability to provide reasonable returns for the Fund.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2019

Fees and Expenses. The Board acknowledged that Contego’s proposed sub-advisory fee of 50% of the advisory fee after fee waiver (with a maximum of 0.625% of AlphaCentric GI’s average daily net assets), was the same as the sub-advisory fee paid to the current sub-advisor and considered the services that Contego would provide AlphaCentric GI as sub-advisor. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to AlphaCentric GI was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Contego, noting that Contego anticipated realizing a profit in connection with its relationship with AlphaCentric and AlphaCentric GI over its initial two years of operations. The Board reviewed the anticipated fees and expenses of Contego and concluded that its anticipated profit was not excessive.

Economies of Scale. The Board considered whether it was likely that Contego would realize economies of scale with respect to the sub-advisory services provided to AlphaCentric GI during the initial period of the sub-advisory agreement. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Contego as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was not unreasonable and that approval of the Sub-Advisory Agreement was in the best interests of AlphaCentric GI and its shareholders.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2019

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2019

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

Mutual Fund Series Trust
17645 Wright Street, Suite 200
Omaha, NE 68130

MANAGER
AlphaCentricAdvisors , LLC
36 North New York Avenue, 3rd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd
151 N. Franklin St.
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank Trust
RiverCenter (Schlitz Park)
15555 N Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2019	2018
AlphaCentric Asset Rotation Fund	$11,000	$11,000
AlphaCentric Income Opportunities Fund	$34,500	$32,000
AlphaCentric Premium Opportunity Fund	$11,000	$11,000
AlphaCentric Global Innovations Fund	$13,000	$13,000
AlphaCentric Small Cap Opportunities Fund	$11,000	N/A

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
AlphaCentric Asset Rotation Fund	$2,500	$2,500
AlphaCentric Income Opportunities Fund	$3,000	$3,000
AlphaCentric Premium Opportunity Fund	$2,500	$2,500
AlphaCentric Global Innovations Fund	$3,000	$3,000
AlphaCentric Small Cap Opportunities Fund	$2,500	N/A

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2017.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2015 and is disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 7, 2019